TABLE OF CONTENTS
--------------------------------------------------------------------------------
Summary of Objectives, Strategies and Risks................................ 2
 Wasatch Micro Cap Fund ................................................... 2
 Wasatch Small Cap Value Fund ............................................. 4
 Wasatch Small Cap Growth Fund ............................................ 6
 Wasatch Core Growth Fund ................................................. 8
 Wasatch Ultra Growth Fund ............................................... 10
 Wasatch-Hoisington U.S. Treasury Fund ................................... 12
Fees and Expenses of Wasatch Funds........................................ 14
More about the Wasatch Equity Funds....................................... 16
 Wasatch Micro Cap Fund .................................................. 17
 Wasatch Small Cap Value Fund ............................................ 18
 Wasatch Small Cap Growth Fund ........................................... 18
 Wasatch Core Growth Fund ................................................ 19
 Wasatch Ultra Growth Fund ............................................... 20
Principal Risks of Investing in the Wasatch Equity Funds.................. 20
More about the Wasatch-Hoisington U.S. Treasury Fund...................... 23
Principal Risks of Investing in the Wasatch-Hoisington U.S. Treasury Fund. 24
Management of Wasatch Funds............................................... 25
 Management Fees and Expense Limitations ................................. 25
 Lead Managers ........................................................... 26
 Additional Service Providers ............................................ 28
Shareholder's Guide....................................................... 29
 To Open a New Account ................................................... 29
 Retirement Accounts ..................................................... 30
 To Purchase Shares ...................................................... 31
 Automatic Investment Plan ............................................... 32
 To Exchange Shares ...................................................... 32
 To Redeem Shares ........................................................ 34
 Signature Guarantee ..................................................... 36
 How Fund Shares are Priced .............................................. 36
Shareholder Services and Account Policies................................. 37
 Shareholder Reports ..................................................... 37
 Account Statements ...................................................... 37
 Telephone Transactions .................................................. 38
 Registration Changes .................................................... 38
 Address Changes ......................................................... 38
Dividends, Capital Gain Distributions and Taxes........................... 39
Financial Highlights.......................................................41
Guide to Understanding Fund Performance................................... 48
Glossary of Investing Terms............................................... 50
Other Important Information............................................... 53

Not part of the Prospectus

                              WASATCH FUNDS, INC.
                             150 SOCIAL HALL AVENUE
                           SALT LAKE CITY, UTAH 84111
                                1 (800) 551-1700

                  -------------------------------------------

                             WASATCH MICRO CAP FUND

                          WASATCH SMALL CAP VALUE FUND

                         WASATCH SMALL CAP GROWTH FUND

                            WASATCH CORE GROWTH FUND

                           WASATCH ULTRA GROWTH FUND

                     WASATCH-HOISINGTON U.S. TREASURY FUND

                                JANUARY 31, 2000

     AS WITH ALL MUTUAL FUNDS, THE SECURITIES AND EXCHANGE COMMISSION (SEC) HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY STATEMENT TO THE CONTRARY IS A CRIMINAL OFFENSE.
     THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER TO SELL SECURITIES IN ANY STATE OR OTHER JURISDICTION TO ANY PERSON TO WHOM IT IS UNLAWFUL TO MAKE SUCH
AN OFFER IN SUCH STATE OR OTHER JURISDICTION.
     THIS PROSPECTUS IS DESIGNED TO PROVIDE YOU WITH IMPORTANT INFORMATION ABOUT THE NO-LOAD MUTUAL FUNDS OFFERED BY WASATCH FUNDS. BEFORE YOU INVEST, PLEASE READ THE PROSPECTUS CAREFULLY, PAYING PARTICULAR ATTENTION TO THE RISKS INVOLVED. KEEP THE PROSPECTUS FOR FUTURE REFERENCE.
     An investment in any of the Funds is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.
     To aid your understanding we have provided a glossary that can be found on page 50 of this prospectus. Words that are italicized within the text of the prospectus are defined in the glossary.
     If you have any questions about information contained in this prospectus please call a Shareholder Services Representative at 1 (800) 551-1700. They are available to assist you from 7:00 a.m. to 7:00 p.m. Central Time. You can also e-mail your questions or comments via the Wasatch Funds web site at www.wasatchfunds.com.

SUMMARY OF OBJECTIVES, STRATEGIES AND RISKS
-------------------------------------------
     The information below summarizes the objectives, principal investment strategies and primary risks of investing in the Funds. It also provides you with information on how the Funds have performed and Fund expenses. For more information, please see "Principal Risks of Investing in the Wasatch Equity Funds" on page 20 and "Principal Risks of Investing in the Wasatch-Hoisington U.S. Treasury Fund" on page 24.
     As with all mutual funds or investments, it is possible to lose money by investing in the Funds.


WASATCH MICRO CAP FUND
----------------------
     We intend to close the Micro Cap Fund to new investors when it reaches approximately $175 million in assets. We reserve the right to reconsider closing to new investors. When the Fund closes we may choose to reopen it, although we have no present intention to do so.


OBJECTIVE
     LONG-TERM GROWTH OF CAPITAL. INCOME IS A SECONDARY OBJECTIVE, BUT ONLY WHEN CONSISTENT WITH LONG-TERM GROWTH OF CAPITAL.

STRATEGY
     GROWTH INVESTING IN VERY SMALL COMPANIES.

     The Fund invests primarily in the common stocks of companies with market capitalizations of less than $400 million at the time of initial purchase.


     We use "bottom-up" fundamental analysis to identify individual companies that we believe have superior growth prospects. Analysis includes studying a company's financial statements, making onsite visits and meeting with top management to evaluate such factors as potential for: increasing earnings per share; gaining market share; expanding operating margins; sustainable competitive advantage; and capitalizing on favorable long-term trends.
     Within the Fund's portfolio we seek to create a blend of "core" companies that we believe have the potential to grow steadily over long periods of time at faster rates than average large companies, and "high growth" companies that we believe have the potential to grow faster and more aggressively than core companies.

RISKS
     As with all funds that invest in common stocks, the Fund is subject to market risk. This is the risk that stock prices may decline significantly over short or extended periods of time.
     Micro cap companies may lack the financial resources, product diversification and competitive strengths of larger companies. The stocks of micro cap companies may not trade as readily as the stocks of large or even small companies and their prices may fluctuate more widely.
     The Fund's high growth holdings may be subject to greater price fluctuations than the Fund's core holdings.
     The Fund is non-diversified. This means it can invest a larger portion of its assets in the stocks of a limited number of companies than a diversified fund. Non-diversification increases the risk of loss to the Fund if the values of these securities decline.

WHO SHOULD INVEST
     The Fund is best-suited for long-term investors who can tolerate the greater risks and volatility that are inherent with investments in micro cap stocks.

                                 MICRO CAP FUND

                              1996           13.66
                              1997           35.32
                              1998           18.98
                              1999           32.86

The chart above is intended to provide you with an indication of the risks of investing in the Micro Cap Fund by showing changes in the Fund's performance from year to year. The Fund's past performance is not necessarily an indication of how the Fund will perform in the future.

-----------------------------------------------------------------------------

MICRO CAP FUND-BEST AND WORST QUARTERLY RETURNS
Best-6/30/97            27.56%
Worst-9/30/98          -21.10%

The above table is designed to help you evaluate your risk tolerance by showing the Fund's best and worst quarterly performance for the years shown in the bar chart above.

AVERAGE ANNUAL TOTAL RETURNS-(AS OF 12/31/99)
                                        Since Inception
                            1 Year         (6/19/95)
-----------------------------------------------------------------------------
Wasatch Micro Cap Fund       32.86%         31.28%
Russell 2000 Index           21.26%         15.19%

The table above allows you to compare the Fund's performance to that of a market index and gives you an idea of how the Fund has performed over time. Of course, past performance is not necessarily indicative of future results.

The Russell 2000 Index is an unmanaged total return index of the smallest 2,000 companies which represent approximately 8% of the total market capitalization of the Russell 3000 Index. As of June 30, 1999, the average market capitalization of companies in the Russell 2000 was approximately $526.4 million. The Russell 2000 is widely used in the industry to measure the performance of small company stocks.

WASATCH SMALL CAP VALUE FUND
----------------------------
(FORMERLY WASATCH MICRO-CAP VALUE FUND)

     We intend to close the Small Cap Value Fund to new investors when it reaches approximately $300 million in assets. We reserve the right to reconsider closing to new investors. When the Fund closes we may choose to reopen it, although we have no present intention to do so.

OBJECTIVE
     Long-term growth of capital. Income is a secondary objective, but only when consistent with long-term growth of capital.

STRATEGY
     VALUE INVESTING IN SMALL COMPANIES.


     The Fund invests primarily in the common stocks of companies with market capitalizations of less than $1.5 billion at the time of initial purchase.


     We use a "bottom-up" process of fundamental analysis to look for individual companies that we believe are temporarily undervalued, but have significant potential for stock price appreciation.
     Attributes we look for in small cap value companies include competent top management with a substantial stake in the future of the company, a history of profitable growth, the potential to improve earnings growth and new products or services that may increase revenue growth and market share.

RISKS
     As with all funds that invest in common stocks, the Fund is subject to market risk. This is the risk that stock prices may decline significantly over short or extended periods of time.
     Small companies may lack the financial resources, product diversification and competitive strengths of larger companies. The stocks of small companies may not trade as readily as the stocks of large companies and their prices may fluctuate more widely.
     The Fund is non-diversified. This means it can invest a larger portion of its assets in the stocks of a limited number of companies than a diversified fund. Non-diversification increases the risk of loss to the Fund if the values of these securities decline.

WHO SHOULD INVEST
     The Fund is best-suited for long-term investors who can tolerate the greater risks and volatility that are inherent with investments in small cap value stocks.

                            SMALL CAP VALUE FUND<F1>

                              1998            8.46
                              1999           28.09

The chart above will become more meaningful as an indication of the risks of investing in the Small Cap Value Fund when the Fund has been in operation for a few more years. Please see the "Average Annual Total Returns" table below to get an idea of how the Fund has performed relative to a measure of market performance. The Fund's past performance is not necessarily an indication of how the Fund will perform in the future.

--------------------------------------------------------------------------------

SMALL CAP VALUE FUND-BEST AND WORST QUARTERLY RETURNS<F1>
Best-6/30/99       26.67%
Worst-9/30/98     -20.00%

The above table is designed to help you evaluate your risk tolerance by showing the Fund's best and worst quarterly performance for the years shown in the bar chart above.

AVERAGE ANNUAL TOTAL RETURNS-(AS OF 12/31/99)<F1>
                                                 Since Inception
                                      1 Year       (12/17/97)
--------------------------------------------------------------------------------
Wasatch Small Cap Value Fund           28.09%         17.79%
Russell 2000 Value Index               -1.49%         -2.89%

<F1> Prior to January 31, 2000 the Fund invested primarily in companies with market capitalizations of less than $300 million at the time of purchase.

The table above allows you to compare the Fund's past performance to that of a market index and gives you an idea of how the Fund has performed over time. Of course, past performance is not necessarily indicative of future results.

The Russell 2000 Value Index measures the performance of Russell 2000 companies with lower price-to-book ratios and lower forecasted growth rates. The Russell 2000 Index is an unmanaged total return index of the smallest 2,000 companies which represent approximately 8% of the total market capitalization of the Russell 3000 Index. As of June 30, 1999, the average market capitalization of companies in the Russell 2000 was approximately $526.4 million. The Russell 2000 is widely used in the industry to measure the performance of small company stocks.

WASATCH SMALL CAP GROWTH FUND
-----------------------------
(FORMERLY WASATCH AGGRESSIVE EQUITY FUND)

     We intend to close the Small Cap Growth Fund to new investors when it reaches approximately $300 million in assets. We reserve the right to reconsider closing to new investors. When the Fund closes we may choose to reopen it, although we have no present intention to do so.

OBJECTIVE
     LONG-TERM GROWTH OF CAPITAL. INCOME IS A SECONDARY OBJECTIVE, BUT ONLY WHEN CONSISTENT WITH LONG-TERM GROWTH OF CAPITAL.

STRATEGY
     GROWTH INVESTING IN SMALL COMPANIES.


     The Fund invests primarily in the common stocks of companies with market capitalizations of less than $1.5 billion at the time of initial purchase.


     We use "bottom-up" fundamental analysis to identify individual companies that we believe have superior growth prospects. Analysis includes studying a company's financial statements, making onsite visits and meeting with top management to evaluate such factors as potential for: increasing earnings per share; gaining market share; expanding operating margins; sustainable competitive advantage; and capitalizing on favorable long-term trends.
     Within the Fund's portfolio we seek to create a blend of "core" companies that we believe have the potential to grow steadily over long periods of time at faster rates than average large companies, and "high growth" companies that we believe have the potential to grow faster and more aggressively than core companies.

RISKS
     As with all funds that invest in common stocks, the Fund is subject to market risk. This is the risk that stock prices may decline significantly over short or extended periods of time.
     Small companies may lack the financial resources, product diversification and competitive strengths of larger companies. The stocks of small companies may not trade as readily as large company stocks and their prices may fluctuate more widely.
     The Fund's high growth holdings may be subject to greater price fluctuations than the Fund's core holdings.
     The Fund is non-diversified. This means it can invest a larger portion of its assets in the stocks of a limited number of companies than a diversified fund. Non-diversification increases the risk of loss to the Fund if the values of these securities decline.

WHO SHOULD INVEST
     The Fund is best-suited for long-term investors who can tolerate the greater risks and volatility that are inherent with investments in small company stocks.

                             SMALL CAP GROWTH FUND

                              1990            7.88
                              1991           50.40
                              1992            4.73
                              1993           22.49
                              1994            5.50
                              1995           28.12
                              1996            5.20
                              1997           19.23
                              1998           11.17
                              1999           40.87

The chart above is intended to provide you with an indication of the risks of investing in the Small Cap Growth Fund by showing changes in the Fund's performance from year to year. The Fund's past performance is not necessarily an indication of how the Fund will perform in the future.

--------------------------------------------------------------------------------

SMALL CAP GROWTH FUND-BEST AND WORST QUARTERLY RETURNS
Best-12/31/98           31.55%
Worst-9/30/90          -25.48%

The above table is designed to help you evaluate your risk tolerance by showing the Fund's best and worst quarterly performance for the years shown in the bar chart above.

AVERAGE ANNUAL TOTAL RETURNS-(AS OF 12/31/99)
                                 1 Year      5 Years        10 Years
--------------------------------------------------------------------------------
Wasatch Small Cap Growth Fund     40.87%      20.27%         18.64%
Russell 2000 Index                21.26%      16.69%         13.40%
S&P 500R Index<F1>                21.04%      28.56%         18.21%

<F1> Going forward the Fund will drop the S&P 500 as a benchmark. We believe the
Russell 2000, an index of small company stocks, better represents the Fund's investments than the S&P 500, an index of large company stocks.

The table above allows you to compare the Fund's performance to that of two market indices and gives you an idea of how the Fund has performed over time. Of course, past performance is not necessarily indicative of future results.

The Russell 2000 Index is an unmanaged total return index of the smallest 2,000 companies which represent approximately 8% of the total market capitalization of the Russell 3000 Index. As of June 30, 1999, the average market capitalization of companies in the Russell 2000 was approximately $526.4 million. The Russell 2000 is widely used in the industry to measure the performance of small company stocks.

The S&P 500 Index is an unmanaged, commonly used measure of common stock total return performance. The S&P 500 includes 500 of the nation's largest stocks from a broad variety of industries.

WASATCH CORE GROWTH FUND
------------------------
(FORMERLY WASATCH GROWTH FUND)

OBJECTIVE
     LONG-TERM GROWTH OF CAPITAL. INCOME IS A SECONDARY OBJECTIVE, BUT ONLY WHEN CONSISTENT WITH LONG-TERM GROWTH OF CAPITAL.

STRATEGY
     INVEST IN GROWING COMPANIES AT REASONABLE PRICES.


     The Fund invests primarily in the common stocks of growing companies. These companies are usually small to mid-size with market capitalizations of less than $5 billion at the time of initial purchase.


     We use a process of "bottom-up" fundamental analysis to look for individual companies that we believe are stable and have the potential to grow steadily for long periods of time.
     Desirable attributes for companies in which the Fund invests include experienced top management, a sustainable competitive advantage, stable demand for products and services and the ability to capitalize on favorable long-term trends.
     The Fund seeks to purchase stocks at prices we believe are reasonable relative to our projection of a company's five year earnings growth rate.

RISKS
     As with all funds that invest in common stocks, the Fund is subject to market risk. This is the risk that stock prices may decline significantly over short or extended periods of time.
     The growth the Fund seeks will often be found in smaller companies. Small companies may lack the financial resources, product diversification and competitive strengths of larger companies. The stocks of small companies may not trade as readily as large company stocks and their prices may fluctuate more widely.
     The Fund is non-diversified. This means it can invest a larger portion of its assets in the stocks of a limited number of companies than a diversified fund. Non-diversification increases the risk of loss to the Fund if the values of these securities decline.

WHO SHOULD INVEST
     The Core Growth Fund is our most conservative equity fund. We seek to limit volatility by investing in companies that we believe are stable and have the potential for consistent long-term growth. Nevertheless, the Fund will experience volatility and is best-suited for long-term investors.

                                CORE GROWTH FUND

                              1990           10.36
                              1991           40.83
                              1992            4.72
                              1993           11.12
                              1994            2.68
                              1995           40.42
                              1996           16.54
                              1997           27.55
                              1998            1.56
                              1999           19.35

The chart above is intended to provide you with an indication of the risks of investing in the Core Growth Fund by showing changes in the Fund's performance from year to year. The Fund's past performance is not necessarily an indication of how the Fund will perform in the future.

-------------------------------------------------------------------------------

CORE GROWTH FUND-BEST AND WORST QUARTERLY RETURNS
Best-3/31/91       25.80%
Worst-9/30/98     -23.39%

The above table is designed to help you evaluate your risk tolerance by showing the Fund's best and worst quarterly performance for the years shown in the bar chart above.

AVERAGE ANNUAL TOTAL RETURNS-(AS OF 12/31/99)
                                 1 Year       5 Years        10 Years
------------------------------------------------------------------------------
Wasatch Core Growth Fund          19.35%       20.40%        16.73%
Russell 2000 Index                21.26%       16.69%        13.40%
Lipper Growth Funds Index<F1>     27.96%       26.27%        17.25%
S&P 500R Index<F1>                21.04%       28.56%        18.21%


<F1> Going forward the Fund will drop these indexes as benchmarks and will use only the Russell 2000 Index. We believe the Russell 2000 better represents the Fund's investments than the Lipper Growth Funds or S&P 500 indexes.

The table above allows you to compare the Fund's performance to that of several market indexes and gives you an idea of how the Fund has performed over time. Of course, past performance is not necessarily indicative of future results.


The Russell 2000 Index is an unmanaged total return index of the smallest 2,000 companies which represent approximately 8% of the total market capitalization of the Russell 3000 Index. As of June 30, 1999, the average market capitalization of companies in the Russell 2000 was approximately $526.4 million. The Russell 2000 is widely used in the industry to measure the performance of small company stocks.


The Lipper Growth Funds Index includes the largest 30 funds which, by prospectus or portfolio practice, normally invest in companies whose long-term earnings are expected to grow significantly faster than the earnings of the stocks represented in the major unmanaged stock indexes.


The S&P 500 Index is an unmanaged, commonly used measure of common stock total return performance. The S&P 500 includes 500 of the nation's largest stocks from a broad variety of industries.

WASATCH ULTRA GROWTH FUND
-------------------------
(FORMERLY WASATCH MID-CAP FUND)

OBJECTIVE
     LONG-TERM GROWTH OF CAPITAL. INCOME IS A SECONDARY OBJECTIVE, BUT ONLY WHEN CONSISTENT WITH LONG-TERM GROWTH OF CAPITAL.

STRATEGY
     INVEST IN HIGH GROWTH COMPANIES.
     The Fund invests primarily in the common stocks of rapidly growing companies in fast growing sectors of the economy. These companies are usually small to mid-size with market capitalizations of less than $5 billion at the time of initial purchase.
     We use a process of "bottom-up" fundamental analysis to look for individual companies that we believe have superior growth prospects. Analysis includes studying a company's financial statements, making onsite visits and meeting with top management to evaluate such factors as potential for: rapid growth of sales and earnings; market leadership; expanding operating margins; and benefiting from favorable trends.
     In seeking to achieve the Fund's objective we often take large positions in companies that we believe have outstanding investment potential.

RISKS
     As with all funds that invest in common stocks, the Fund is subject to market risk. This is the risk that stock prices may decline significantly over short or extended periods of time.
     The Fund may invest in small and mid-size companies. These companies may lack the financial resources, product diversification and competitive strengths of larger companies. The stocks of small and mid-size companies may not trade as readily as the stocks of large companies and their share prices may fluctuate more widely.
     Rapidly growing companies may have high price-to-earnings ratios (P/Es) and their stock prices are more volatile than the prices of other common stocks.
     The Fund may invest in companies that could be broadly categorized as being in the technology and health care sectors. In general, technology companies tend to be extremely competitive. Rapid new developments could have dramatic impact on a company's earnings growth potential. In addition, many technology companies are sensitive to global and domestic economic conditions and, for some companies, earnings growth may be tied to product cycles within their specific industries.
     Many health care companies are subject to government regulations and rely on government programs such as Medicare for reimbursement. In addition, the rise of managed care has put pricing pressure on many health care providers. Certain companies, such as pharmaceutical companies, rely on government agencies for approval of their products and services.
     The Fund's strategy of often taking large positions in a few companies and focusing on fast growing sectors makes it more sensitive to the price movements of a single stock or small group of stocks.
     The Fund is non-diversified. This means it can invest a larger portion of its assets in the stocks of a limited number of companies than a diversified fund. Non-diversification increases the risk of loss to the Fund if the values of these securities decline.

WHO SHOULD INVEST
     The Fund pursues an aggressive investment strategy designed for long-term investors who can tolerate the greater risks and volatility that are inherent with investments in rapidly growing small and mid-size companies.

                               ULTRA GROWTH FUND

                              1993           -2.97
                              1994            8.11
                              1995           58.77
                              1996            3.57
                              1997           -0.51
                              1998           24.81
                              1999           17.46

The chart above is intended to provide you with an indication of the risks of investing in the Ultra Growth Fund by showing changes in the Fund's performance from year to year. The Fund's past performance is not necessarily an indication of how the Fund will perform in the future.

-------------------------------------------------------------------------------

ULTRA GROWTH FUND-BEST AND WORST QUARTERLY RETURNS
Best-12/31/98      38.11%
Worst-9/30/98     -18.42%

The above table is designed to help you evaluate your risk tolerance by showing the Fund's best and worst quarterly performance for the years shown in the bar chart above.

AVERAGE ANNUAL TOTAL RETURNS-(AS OF 12/31/99)
                                                   SINCE INCEPTION
                            1 YEAR      5 YEARS       (8/16/92)
--------------------------------------------------------------------------------
Wasatch Ultra Growth Fund    17.46%      19.12%        14.96%
Russell 2000 Index           21.26%      16.69%        15.44%
S&P MidCap 400 Index<F1>     14.72%      23.05%        18.33%
S&P 500/R Index<F1>          21.04%      28.56%        20.97%


<F1> Going forward the Fund will drop these indexes as benchmarks and will use only the Russell 2000 Index. We believe the Russell 2000 better represents the Fund's investments than the S&P MidCap 400 or S&P 500 indexes.

The table above allows you to compare the Fund's past performance to that of several market indexes and gives you an idea of how the Fund has performed over time. Of course, past performance is not necessarily indicative of future results. The Fund's performance can differ substantially from that of its benchmarks because the Fund often takes large positions in a few companies and may focus on certain sectors.


The Russell 2000 Index is an unmanaged total return index of the smallest 2,000 companies which represent approximately 8% of the total market capitalization of the Russell 3000 Index. As of June 30, 1999, the average market capitalization of companies in the Russell 2000 was approximately $526.4 million. The Russell 2000 is widely used in the industry to measure the performance of small company stocks.

The S&P MidCap 400 Index is an unmanaged capitalization weighted total return index that measures the performance of the mid-range sector of the U.S. stock market where the median market capitalization is approximately $700 million.

The S&P 500 Index is an unmanaged, commonly used measure of common stock total return performance. The S&P 500 includes 500 of the nation's largest stocks from a broad variety of industries.

WASATCH-HOISINGTON U.S. TREASURY FUND
-------------------------------------


OBJECTIVE
     TO PROVIDE A RATE OF RETURN THAT EXCEEDS THE RATE OF INFLATION OVER A BUSINESS CYCLE BY INVESTING IN U.S. TREASURY SECURITIES WITH AN EMPHASIS ON BOTH INCOME AND CAPITAL APPRECIATION.


STRATEGY
     THE FUND INVESTS AT LEAST 90% OF ITS TOTAL ASSETS IN U.S. TREASURY SECURITIES OR IN REPURCHASE AGREEMENTS COLLATERALIZED BY U.S. TREASURY SECURITIES.
     The Fund's Sub-Advisor adjusts the average maturity of the Fund's investments based on its assessment of multi-year trends in national and international economic conditions and interest rates, changes in inflationary pressures, and the value of 30-year Treasury bonds relative to inflation.
     The Fund seeks to invest in 30-year U.S. Treasury bonds when the Sub-Advisor determines that economic conditions suggest lower inflation and the multi-year trend is toward decreasing interest rates. The Fund seeks to invest in U.S. Treasury bills or notes (maturities less than five years) when the Sub-Advisor determines that economic conditions suggest rising inflation and the multi-year trend is toward increasing interest rates.
     Over the course of a business cycle, the weighted average maturity of the Fund will range from less than a year to a maximum of 30 years. The Fund's effective duration is expected to vary from less than a year to a maximum of 25 years. Please refer to page 24 for a definition of effective duration.

RISKS
     Fixed-rate debt securities such as U.S. Treasury securities are sensitive to changes in market interest rates. If interest rates rise, the value of the Fund's investments and its net asset value generally will decline. When the Fund is invested in longer weighted average maturities it will be more sensitive to changes in market interest rates and may be subject to greater volatility.
     When the Fund invests in repurchase agreements, it will be subject to the risk that the original seller might default on its obligation to repurchase the securities.
     The Fund may invest in zero coupon treasury securities (U.S. Treasury Strips). These are debt obligations which do not entitle the holder to periodic interest payments prior to maturity. They are traded at a discount from their face amounts. The discount of zero coupon treasury securities varies primarily depending on the time remaining until maturity and prevailing levels of interest rates. Zero coupon securities can be sold prior to their due date in the secondary market at the then-prevailing market value. The market prices of zero coupon securities are generally more volatile than the market prices of securities of comparable quality and similar maturity that pay interest periodically. Zero coupon securities are more sensitive to fluctuations in interest rates than non-zero coupon securities.

     U.S. Treasury securities are direct obligations of the U.S. government, and therefore are subject to minimal credit risk (the risk that the issuer of a debt security will fail to make payments on the security when due). However, because the Fund is subject to certain other risks including those mentioned above, it is possible to lose money by investing in the Fund.

WHO SHOULD INVEST
     The Fund is best suited for long-term investors who can tolerate wide share price fluctuations.

                               U.S. TREASURY FUND

                              1990           10.47
                              1991           13.66
                              1992            4.72
                              1993            4.00
                              1994            1.59
                              1995           11.49
                              1996            7.82
                              1997           15.74
                              1998           14.63
                              1999          -12.36

The chart above is intended to provide you with an indication of the risks of investing in the Wasatch-Hoisington U.S. Treasury Fund by showing changes in the Fund's performance from year to year. The Fund's past performance is not necessarily an indication of how the Fund will perform in the future.

------------------------------------------------------------------------------

U.S. Treasury Fund-Best and Worst Quarterly Returns
Best-9/30/98             8.75%
Worst-3/31/99           -5.88%


The above table is designed to help you evaluate your risk tolerance by showing the Fund's best and worst quarterly performance for the years shown in the bar chart above.

AVERAGE ANNUAL TOTAL RETURNS-(as of 12/31/99)
                                  1 Year        5 Years      10 Years
------------------------------------------------------------------------------
U.S. Treasury Fund               -12.36%         6.93%        6.86%
Lehman Bros. Aggregate Index      -0.82%         7.73%        7.70%

The table above allows you to compare the Fund's performance to that of a bond market index and gives you an idea of how the Fund has performed over time. Of course, past performance is not necessarily indicative of future results.

The Lehman Brothers Aggregate Index covers the U.S. investment grade fixed rate bond market, including government and corporate securities, agency mortgage pass-through securities, and asset-backed securities. To be included in the index the security must meet the following criteria: must have at least one year to final maturity, regardless of call features; must have at least $100 million par amount outstanding; must be rated investment grade or better by Moody's Investors Service, Standard & Poor's, or Fitch Investor's Service; must be fixed rate, although it can carry a coupon that steps up or changes to a predetermined schedule; must be dollar-denominated and nonconvertible. All corporate and asset-backed securities must be registered with the SEC and must be publicly issued.

FEES AND EXPENSES OF WASATCH FUNDS
----------------------------------
     The following table describes the fees and expenses that you may pay if you buy and hold shares of the Funds.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                                     ALL WASATCH FUNDS
-------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases           None
Maximum Deferred Sales Charge (Load)                       None
Maximum Sales Charge (Load) Imposed on Reinvested
   Dividends and other Distributions                       None
Redemption Fee                                             None
Wire Redemption Fee                                     $7.50 each
Annual IRA Maintenance Fee<F1>                      $12.50 per account
IRA Distribution Fee<F2>                               $15.00 each
Exchange Fee                                               None
Maximum Account Fee                                        None

<F1> Wasatch Funds IRAs of $10,000 or more are exempt.
<F2> Includes rollovers, direct transfers and recharacterizations. Excludes systematic withdrawal plans.

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS)

                     Small Cap Small Cap   Core   Ultra                U.S.
                     Micro Cap   Value    Growth  Growth   Growth    Treasury
                       Fund       Fund     Fund    Fund      Fund      Fund
--------------------------------------------------------------------------------
MANAGEMENT FEES        2.00%     1.50%    1.00%   1.00%     1.25%     0.50%
DISTRIBUTION
 (12b-1) FEES          None       None     None    None      None      None
OTHER EXPENSES<F1>     0.46%     0.68%    0.44%   0.44%     0.53%     0.45%
TOTAL ANNUAL FUND
 OPERATING
 EXPENSES<F1>          2.46%     2.18%    1.44%   1.44%     1.78%     0.95%

<F1> Other Expenses and Total Annual Fund Operating Expenses are based on Fund expenses before any expense reimbursements by the Manager. The Manager voluntarily reimburses the Funds for expenses that exceed certain limits. See "Management Fees and Expense Limitations" on page 25. Taking into account expense reimbursements, Management Fees and Total Annual Fund Operating Expenses for the fiscal year ended September 30, 1999 were: 1.27% and 1.95% for the Small Cap Value Fund; 1.22% and 1.75% for the Ultra Growth Fund; and 0.30% and 0.75% for the U.S. Treasury Fund, respectively. Wasatch has voluntarily agreed to limit Total Annual Fund Operating Expenses to these levels until at least September 30, 2000. There were no reimbursements for the Micro Cap, Small Cap Growth or Core Growth Funds.

EXAMPLE
-------
     This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
     The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                         1 Year     3 Years     5 Years      10 Years
--------------------------------------------------------------------------------
Micro Cap Fund            $249        $767       $1,331      $2,796
Small Cap Value Fund      $221        $682       $1,169      $2,513
Small Cap Growth Fund     $147        $456         $787      $1,724
Core Growth Fund          $147        $456         $787      $1,724
Ultra Growth Fund         $181        $560         $964      $2,095
U.S. Treasury Fund         $97        $303         $525      $1,166

MORE ABOUT THE WASATCH EQUITY FUNDS
-----------------------------------
     The Wasatch Equity Funds are the Micro Cap, Small Cap Value, Small Cap Growth, Core Growth and Ultra Growth Funds. More information about the investment objectives, principal investment strategies and principal risks of these Funds is provided below. A Fund's principal investment strategies are those that we believe are most likely to be important in trying to achieve the Fund's investment objective. You should note that each Fund may also employ strategies and invest in securities that are not described below. Please see the Statement of Additional Information for a discussion of these strategies, securities and their risks.

SELECTION OF INVESTMENTS
     Stocks for the Wasatch Equity Funds are recommended by an experienced in-house research team. Each Fund has a Lead Manager who ensures that investments are compatible with the Fund's investment objective and strategies.
     The Wasatch Research Team picks stocks using a "bottom-up" process of fundamental securities analysis. This means the team seeks to identify individual companies with outstanding investment potential. The research process includes prescreening potential investments using databases and industry contacts, analyzing annual reports and financial statements, making onsite visits and meeting with top management.
     The Funds intend to be fully invested in stocks; however, this may not always be possible. For example, if the research team is unable to find desirable equity investments, a Fund may increase its cash position or invest a larger portion of its assets in money market instruments. Under adverse market conditions, a Fund could invest some or all of its assets in cash and money market instruments.
     When a Fund increases its position in cash or money market instruments, it may not participate in stock market advances or declines to the same extent that it would if the Fund remained more fully invested in stocks. A Fund may not achieve its investment objectives when invested in cash.

SELLING STOCKS
WE ARE LIKELY TO SELL A STOCK WHEN:
-    the rationale we used to buy the stock is no longer valid
-    the stock becomes overpriced
-    we believe another stock has better investment potential

PORTFOLIO TURNOVER
     Each Fund generally intends to purchase securities for long-term investment rather than short-term gains. However, short-term transactions may result from liquidity needs, securities having reached a price or yield objective, or by reason of economic or other developments not foreseen at the time of the initial investment decision. Changes are made in a Fund's portfolio whenever the Research Team believes such changes are desirable. Portfolio turnover rates are generally not a factor in making decisions to buy or sell securities.
     To a limited extent, a Fund may purchase securities in anticipation of relatively short-term price gains. Increased portfolio turnover may result in higher costs for brokerage commissions, dealer mark-ups and other transaction costs and may also result in taxable capital gains.

WASATCH MICRO CAP FUND
----------------------


     We intend to close the Micro Cap Fund to new investors when it reaches approximately $175 million in assets. We reserve the right to reconsider closing to new investors. When the Fund closes we may choose to reopen it, although we have no present intention to do so.


LEAD MANAGER: Robert Gardiner, CFA

INVESTMENT OBJECTIVE
     The primary investment objective of the Micro Cap Fund is long-term growth of capital. We also seek income as a secondary objective, but only when consistent with long-term growth of capital. Currently, we do not expect the Fund's investments to generate substantial income.

PRINCIPAL INVESTMENT STRATEGIES

UNDER NORMAL MARKET CONDITIONS, WE WILL:


- invest at least 65% of the Fund's total assets in the common stocks of micro cap companies (market capitalizations of less than $400 million at the time of initial purchase)


- focus on the smallest companies that we believe have superior growth potential
- purchase stocks at prices that we believe are reasonable relative to our projection of a company's five year earnings growth rate

BUYING STOCKS
     We invest the Fund's assets in a blend of two types of micro cap companies. We call them core and high growth holdings. Each type of investment plays a special role that is intended to support the Fund's investment objective.

CORE HOLDINGS
     Core holdings are companies that we believe are stable and have the potential for consistent growth and the ability to sustain growth over the long-term.

CHARACTERISTICS WE LOOK FOR IN CORE COMPANIES:
- the potential to grow steadily at a faster rate than that of an average large company
-    a sustainable competitive advantage
-    stable demand for products or services
-    the ability to capitalize on favorable long-term trends

HIGH GROWTH HOLDINGS
     High growth holdings are fast growing companies that we believe have the potential for rapid stock price appreciation that can enhance the Fund's returns. These stocks are inherently more risky than core holdings and their prices are more volatile, but we think the potential rewards are greater.

CHARACTERISTICS WE LOOK FOR IN HIGH GROWTH COMPANIES:
-    the potential to grow faster and more aggressively than core companies
-    market leadership or the potential to become a market leader
-    proprietary products
-    sound financial controls

CHARACTERISTICS WE LOOK FOR IN CORE AND HIGH GROWTH COMPANIES:
-    experienced top management with a substantial stake in the company's future
-    high return on capital
-    low use of debt

WASATCH SMALL CAP VALUE FUND
----------------------------
     We intend to close the Small Cap Value Fund to new investors when it reaches approximately $300 million in assets. We reserve the right to reconsider closing to new investors. When the Fund closes we may choose to reopen it, although we have no present intention to do so.

CO-MANAGERS: Robert Gardiner, CFA and Jim Larkins, MBA

INVESTMENT OBJECTIVE
     The primary investment objective of the Small Cap Value Fund is long-term growth of capital. We also seek income as a secondary objective, but only when consistent with long-term growth of capital. Currently, we do not expect the Fund's investments to generate substantial income.

PRINCIPAL INVESTMENT STRATEGIES

UNDER NORMAL MARKET CONDITIONS, WE WILL:


- invest at least 65% of the Fund's total assets in the common stocks of small companies (market capitalizations of less than $1.5 billion at the time of initial purchase)


- look for companies whose stocks, in our opinion, are temporarily undervalued but have significant potential for appreciation.


BUYING STOCKS
     We typically focus on companies that we believe have low valuations or depressed stock prices. The Wasatch Research Team analyzes companies to determine if they have positive characteristics that could lead to stock price increases.

STOCK PRICES OFTEN INCREASE WHEN A COMPANY:
-    introduces exciting new products or services
-    resolves short-term issues that increase earnings growth
-    gets positive attention from Wall Street analysts


CHARACTERISTICS WE LOOK FOR IN VALUE INVESTMENTS MAY INCLUDE:
-    low stock valuations in the form of a low price-to-earnings ratio (P/E)
-    low market capitalization-to-revenue ratio
-    potential for improved earnings growth
- competent top management with a substantial stake in the future of the company
-    history of profitable growth
-    products or services that may increase revenue growth and market share


WASATCH SMALL CAP GROWTH FUND
-----------------------------
     We intend to close the Small Cap Growth Fund to new investors when it reaches approximately $300 million in assets. We reserve the right to reconsider closing to new investors. When the Fund closes we may choose to reopen it, although we have no present intention to do so.

LEAD MANAGER: Jeff Cardon, CFA

INVESTMENT OBJECTIVE
     The primary investment objective of the Small Cap Growth Fund is long-term growth of capital. We also seek income as a secondary objective, but only when consistent with long-term growth of capital. Currently, we do not expect the Fund's investments to generate substantial income.

PRINCIPAL INVESTMENT STRATEGIES

UNDER NORMAL MARKET CONDITIONS, WE WILL:
- invest at least 65% of the Fund's total assets in the common stocks of small companies (market capitalizations of less than $1.5 billion at the time of initial purchase)
-    focus on companies that we believe have superior growth potential
- purchase stocks at prices that we believe are reasonable relative to our projection of a company's five year earnings growth rate


BUYING STOCKS
     We invest the Fund's assets in a blend of two types of small companies. We call them core and high growth holdings. Each type of investment plays a special role that is intended to support the Fund's investment objective.

CORE HOLDINGS
     Core holdings are companies that we believe are stable and have the potential for consistent growth and the ability to sustain growth over the long-term.

CHARACTERISTICS WE LOOK FOR IN CORE COMPANIES:
- the potential to grow steadily at a faster rate than that of an average large company
-    a sustainable competitive advantage
-    stable demand for products or services
-    the ability to capitalize on favorable long-term trends

HIGH GROWTH HOLDINGS
     High growth holdings are fast growing companies that we believe have the potential for rapid stock price appreciation that can enhance the Fund's returns. These stocks are inherently more risky than core holdings and their prices are more volatile, but we think the potential rewards are greater.

CHARACTERISTICS WE LOOK FOR IN HIGH GROWTH COMPANIES:
-    the potential to grow faster and more aggressively than core companies
-    market leadership or the potential to become a market leader
-    proprietary products
-    sound financial controls

CHARACTERISTICS WE LOOK FOR IN CORE AND HIGH GROWTH COMPANIES:
-    experienced top management with a substantial stake in the company's future
-    high return on capital
-    low use of debt

WASATCH CORE GROWTH FUND
------------------------

LEAD MANAGER: Samuel S. Stewart, Jr., PhD, CFA
CO-MANAGER: JB Taylor

INVESTMENT OBJECTIVE
     The primary investment objective of the Core Growth Fund is long-term growth of capital. We also seek income as a secondary objective, but only when consistent with long-term growth of capital. Currently, we do not expect the Fund's investments to generate substantial income.

PRINCIPAL INVESTMENT STRATEGIES

UNDER NORMAL MARKET CONDITIONS, WE WILL:
- invest at least 65% of the Fund's total assets in the common stocks of growing companies


-    focus on companies that we consider to be high quality
- look for companies that are stable and well-established and appear to have the potential to grow steadily for long periods of time
- typically invest in small and mid-size companies with market capitalizations of less than $5 billion at the time of initial purchase
- purchase stocks at prices that we believe are reasonable relative to our projection of a company's five year earnings growth rate

BUYING STOCKS
     We typically look for stable companies that we call core holdings. These are companies that we believe have the potential for consistent growth and the ability to sustain growth over the long-term.


CHARACTERISTICS WE LOOK FOR IN CORE COMPANIES:
- the potential to grow steadily at a faster rate than that of an average large company
-    a sustainable competitive advantage
-    stable demand for products or services
-    the ability to capitalize on favorable long-term trends
-    experienced top management with a substantial stake in the company's future
-    high return on capital
-    low use of debt


WASATCH ULTRA GROWTH FUND
-------------------------

LEAD MANAGER: Karey Barker, CFA
CO-MANAGER: Ajay Krishnan, MBA


INVESTMENT OBJECTIVE
     The primary investment objective of the Ultra Growth Fund is long-term growth of capital. We also seek income as a secondary objective, but only when consistent with long-term growth of capital. Currently, we do not expect the Fund's investments to generate substantial income.

PRINCIPAL INVESTMENT STRATEGIES


UNDER NORMAL MARKET CONDITIONS, WE WILL:
- invest at least 65% of the Fund's total assets in the common stocks of companies that we believe have the potential for rapid growth based on such measures as increasing sales and earings, market leadership, expanding operating margins and benefiting from favorable trends
- typically focus on companies in what we consider to be the fastest growing sectors of the economy
- typically invest in companies with market capitalizations of less than $5 billion at the time of initial purchase
- attempt to achieve the Fund's primary objective by taking large positions in companies that we believe have outstanding investment potential


BUYING STOCKS
     We believe fast growing companies have above average potential for rapid stock price appreciation. These stocks are inherently more risky than most common stocks, and their prices are more volatile, but we think the potential rewards are greater.

CHARACTERISTICS WE LOOK FOR IN HIGH GROWTH COMPANIES:
- the potential to increase earnings at a rate that is significantly faster than the average large company
-    market leadership or the potential to become a market leader
-    proprietary products
-    sound financial controls
-    experienced top management with a substantial stake in the company's future
-    high return on capital
-    strong internal cash flow and low use of debt

PRINCIPAL RISKS OF INVESTING IN THE WASATCH EQUITY FUNDS
--------------------------------------------------------
     The following discussion is to help you better understand the risks associated with the Wasatch Equity Funds' principal investment strategies. It is designed to make you aware of factors that have the potential to adversely affect a Fund's net asset value and its total return. Please read this section carefully.

COMMON STOCKS
     The Wasatch Equity Funds invest in common stocks.
     Stock prices may decline significantly over short or extended periods of time. Price changes may affect the market as a whole, or only growth or value stocks, or a particular company, industry, or sector of the market.

COMPANY RISK
     The Wasatch Equity Funds invest in individual stocks. Individual stocks can perform differently than the overall market. This may be a result of specific factors such as changes in corporate profitability due to the success or failure of specific products or management strategies, or it may be due to changes in investor perceptions regarding a company.

SMALL COMPANIES
     Each of the Equity Funds invests in the common stocks of small companies. Small companies may lack the management experience, financial resources, product diversification and competitive strengths of larger companies. In addition, the frequency and volume of trading in their stocks may be substantially less than that typical of larger companies. Therefore, the prices of small company stocks may be subject to wider and more erratic fluctuations.


     The spread between the bid and asked prices of small company stocks may be wider than the spread for more actively traded securities. As a result, if a small company stock is sold shortly after purchase, a loss may be incurred by an Equity Fund solely due to the size of the bid-asked spread. Large sales of small company stocks may require selling them at a discount from quoted prices and/or making a series of small sales over a period of time.

     Small company stocks are often traded over-the-counter and may not have the trading volume typical of stocks traded on a national securities exchange. The values of their shares may move independently of the values of shares of large companies or of general stock market indices such as the Dow Jones Industrial Average or the S&P 500/R Index.

MICRO CAP COMPANIES
     Each of the Equity Funds may invest in micro cap companies. The Micro Cap Fund invests primarily in these companies.
     We define micro cap companies as those with market capitalizations of less than $400 million. Micro cap companies may be more sensitive to, and share prices may be more affected by, the risks for small companies mentioned above.


RISKS OF GROWTH STOCKS
     The Wasatch Equity Funds (except the Small Cap Value Fund) invest in "growth stocks." These "growth stocks" typically trade at higher price-to-earnings ratios (P/Es) than other stocks. Therefore, their prices may be more sensitive to changes in current or expected earnings than the prices of other stocks. If the Manager's assessment of a company's earnings growth prospects is wrong, or if the Manager's judgment about how other investors will value a company's earnings growth is wrong, then the company's stock may fail to achieve the expected price appreciation.


RISKS OF VALUE STOCKS
     The Small Cap Value Fund invests in "value stocks." These stocks appear to the Manager to be temporarily undervalued. Value stocks can remain undervalued for years. There is a risk that a value stock may never reach what the Manager believes is its full value, or it may even decline in value.

HIGH GROWTH COMPANIES
     The Ultra Growth Fund focuses on high growth companies. The Micro Cap and Small Cap Growth Funds invest a significant portion of their assets in the stocks of high growth companies.


     We define high growth companies as those that are increasing earnings at a rate that is significantly faster than the average company. Companies growing this aggressively often have high price-to-earnings ratios (P/Es) and are considered more risky because the challenge to meet growth expectations is greater. The stock prices of high growth companies are more volatile than the prices of other common stocks.


SECTOR WEIGHTINGS
     The Ultra Growth Fund does not limit its investments to specific sectors. Although the Fund's approach to investing is to analyze the growth prospects of individual companies, we typically find the growth we seek in companies in what we believe are the fastest growing sectors of the economy.
     Funds that invest a large percentage of assets in a few sectors are more vulnerable to the price movements of a single security or small group of securities in a sector than funds that diversify their investments among a broad range of sectors.

TECHNOLOGY COMPANIES


     Each of the Equity Funds may invest in companies that could be broadly classified as being in the technology sector. These investments may include companies in the fields of computer software, computer systems and components, semiconductors and telecommunications.

     In general, these companies operate in an extremely competitive environment where rapid new developments could have a dramatic impact on a company's earnings growth potential. In addition, many of these companies are sensitive to global and domestic economic conditions and, for some companies, earnings growth may be tied to product cycles within their specific industries. If technology continues to advance at an accelerated rate and the number of companies and product offerings continues to expand, these companies could become increasingly sensitive to short product cycles and aggressive pricing.

HEALTH CARE COMPANIES


     Each of the Equity Funds may invest in companies that could be broadly classified as being in the health care sector. These investments may include health care providers, health care service companies, and pharmaceutical and medical products companies.


     Many health care companies are subject to government regulations and rely on government programs such as Medicare for reimbursement. In addition, the rise of managed care has put pricing pressure on many health care providers. Certain companies, such as pharmaceutical companies, rely on government agencies for approval of their products and services. Many products and services in the health care industry may become rapidly obsolete due to technological and scientific advances.

NON-DIVERSIFICATION RISK
     Each Equity Fund is non-diversified. The Ultra Growth Fund, in particular, invests a large percentage of its assets in a few individual companies.
     Being non-diversified means a Fund can invest a larger portion of its assets in the stocks of a limited number of companies than a diversified fund. Funds that invest in the stocks of a few companies have more exposure to the price movements of a single security or small group of securities than funds that diversify their investments among many companies.

MORE ABOUT THE WASATCH-HOISINGTON U.S. TREASURY FUND
----------------------------------------------------
     More information about the investment objective, principal investment strategies and principal risks of the Wasatch-Hoisington U.S. Treasury Fund is provided below. The Fund's principal investment strategies are those that the Sub-Advisor believes are most likely to be important in trying to achieve the Fund's investment objective. You should note that the Fund may also employ strategies and invest in securities that are not described below. Please see the Statement of Additional Information for a discussion of these strategies, securities and their risks.

SUB-ADVISOR: Hoisington Investment Management Company


     Hoisington Investment Management Company is responsible for managing the Fund's assets and placing orders to buy and sell securities for the Fund.


LEAD MANAGER: Van Robert Hoisington

INVESTMENT OBJECTIVE


     The investment objective of the Wasatch-Hoisington U.S. Treasury Fund is to provide a rate of return that exceeds the rate of inflation over a business cycle by investing in U.S. Treasury securities with an emphasis on both income and capital appreciation.


PRINCIPAL INVESTMENT STRATEGIES


IN PURSUIT OF THE FUND'S INVESTMENT OBJECTIVE, THE SUB-ADVISOR WILL:
- invest at least 90% of the Fund's total assets in U.S. Treasury securities and in repurchase agreements collateralized by such securities.
- adjust the average maturity and effective duration of the Fund's portfolio based on the Sub-Advisor's assessment of multi-year trends in national and international economic conditions and interest rates, changes in inflationary pressures, and the value of 30-year Treasury bonds relative to inflation.
- invest in 30-year U.S. Treasury bonds, including zero coupon Treasury securities, when the Sub-Advisor determines that economic conditions suggest lower inflation and the multi-year trend is toward decreasing interest rates.
- invest in U.S. Treasury bills or notes (maturities less than five years) when the Sub-Advisor determines that economic conditions suggest rising inflation and the multi-year trend is toward increasing interest rates.


OVER THE COURSE OF A BUSINESS CYCLE, UNDER NORMAL MARKET CONDITIONS:
- the effective duration of the Fund's holdings is expected to vary from less than a year to a maximum of 25 years.
- the maturity of the Fund's holdings will range from less than a year to a maximum of 30 years.
- when the Fund is invested in longer weighted average maturities it will be more sensitive to changes in market interest rates and its share price may be subject to greater volatility.

PORTFOLIO TURNOVER
-    the portfolio turnover rate will vary substantially from year to year.
-    during some periods, turnover will be well below 50%.
- at other times, turnover could exceed 200% annually. At these times, increased portfolio turnover may result in higher brokerage commissions, dealer mark-ups and other transaction costs and may also result in taxable capital gains.
- portfolio adjustments may require the sale of securities prior to their maturity date. The goal of these transactions will be to increase income and/or change the duration of the overall portfolio.

PRINCIPAL RISKS OF INVESTING IN THE WASATCH-HOISINGTON U.S. TREASURY FUND
-------------------------------------------------------------------------
     The following discussion is to help you better understand the risks associated with the Wasatch-Hoisington U.S. Treasury Fund's principal investment strategies. It is designed to make you aware of factors that have the potential to adversely affect the Fund's net asset value and its total return. Please read this section carefully.

CREDIT RISK
     Credit risk is the risk that the issuer of a debt security will fail to make payments on the security when due. The Sub-Advisor seeks to limit credit risk by investing primarily in U.S. Treasury securities and in repurchase agreements collateralized by such securities. Unlike corporate bonds or government agency securities, all treasury securities are direct obligations of the U.S. government and vary only in maturity and coupon. Treasury securities are viewed as carrying minimal credit risk.

INTEREST RATE RISK
     Interest rate risk is the risk that the value of a fixed-rate debt security will change due to changes in market interest rates. Even though some interest-bearing securities offer a stable stream of income, their prices will fluctuate with changes in interest rates.

INTEREST RATES UP = BOND PRICES DOWN = INVESTMENT VALUE GOES DOWN $

     When interest rates rise, the value of the Fund's portfolio securities and its net asset value generally will decline. The values of fixed-rate debt securities with longer maturities (30-year U.S. Treasury bonds) are more sensitive to changes in market interest rates than the values of securities with shorter maturities (U.S. Treasury bills or notes). If the Fund is invested in longer-term U.S. Treasury bonds or zero coupon U.S. Treasury securities, the net asset value of the Fund should be expected to have greater volatility in periods of changing market interest rates.

INTEREST RATES DOWN = BOND PRICES UP = $ INVESTMENT VALUE GOES UP

     If the Sub-Advisor forecasts that interest rates will decrease, the average maturity of the portfolio can be extended to 30 years. If interest rates are expected to increase, the Sub-Advisor may determine that a defensive policy is more appropriate, and may reduce the average maturity of the Fund's portfolio to less than one year.

INCOME RISK
     Income risk is the potential for a decline in the Fund's income due to falling interest rates.

EFFECTIVE DURATION
     Effective duration is an estimate of the interest rate risk (price volatility) of a security, i.e., how much the value of the security is expected to change with a given change in interest rates. For example, if the interest rate increased 1% on a bond with an effective duration of five years, the price of the bond would decline 5%. Similarly, if the interest rate increased 1% on a bond with an effective duration of 15 years, the price of the bond would decline 15%. At a yield of 7%, the effective duration of a 30-year U.S. Treasury bond is about 13 years. The effective duration of a 30-year U.S. zero coupon bond is 30 years. If the interest rate increased 1%, the value of a 30-year zero coupon bond would decline 30%. Similarly, if the interest rate decreased 1%, the value of a 30-year zero coupon bond would increase 30%.
     It is important to understand that, while a valuable measure, effective duration is based on certain assumptions and has several limitations. It is most useful as a measure of interest rate risk when interest rate changes are small, rapid and occur equally across all the different points of the yield curve.

RISKS OF INVESTING IN ZERO COUPON TREASURY SECURITIES
     Zero coupon treasury securities (U.S. Treasury Strips) are debt obligations which do not entitle the holder to periodic interest payments prior to maturity. They are traded at a discount from their face amounts. The discount of zero coupon treasury securities varies primarily depending on the time remaining until maturity and prevailing levels of interest rates. Zero coupon securities can be sold prior to their due date in the secondary market at the then-prevailing market value. The market prices of zero coupon securities are generally more volatile than the market prices of securities of comparable quality and similar maturity that pay interest periodically. Zero coupon securities are more sensitive to fluctuations in interest rates than non-zero coupon securities.

RISKS OF REPURCHASE AGREEMENTS
     A repurchase agreement involves the purchase of treasury securities with the condition that after a stated period of time, the original seller (a member of the Federal Reserve System or a recognized securities dealer) will buy back the same securities (collateral) at a predetermined price or yield. The main risk of a repurchase agreement is that the original seller might default on its obligation to repurchase the securities. If the seller defaults, the Fund will seek to recover its investment by selling the collateral and could encounter restrictions, costs or delays. The Fund will suffer a loss if it sells the collateral for less than the repurchase price.

--------------------------------------------------------------------------------

MANAGEMENT OF WASATCH FUNDS
---------------------------
     The investment advisor (Manager) for Wasatch Funds is Wasatch Advisors, Inc. Wasatch Advisors and Wasatch Funds are located at 150 Social Hall Avenue, Salt Lake City, Utah 84111. Wasatch Advisors has been in the investment advisory business since 1975. As of October 31, 1999 the firm had approximately $1.2 billion in assets under management.
     The Manager is responsible for investing Wasatch Funds' assets, placing orders to buy and sell securities and negotiating brokerage commissions on portfolio transactions. In addition, the Manager provides certain administrative services and manages the Funds' business affairs.

MANAGEMENT FEES AND EXPENSE LIMITATIONS
---------------------------------------
     Each Fund pays Wasatch Advisors a monthly management fee that is a percentage of the Funds' average daily net assets. More detailed information about Wasatch Advisors' investment advisory and service contracts with Wasatch Funds and Wasatch Advisors' contract with the Sub-Advisor can be found in the Statement of Additional Information. During their most recent fiscal year, the Funds paid the following man agement fees to Wasatch Advisors. (See chart below.)
     The Manager has voluntarily agreed to limit the expenses of each Fund at least through September 30, 2000, to a certain percentage of average net assets computed on a daily basis. Expense limits are: 2.50% for the Micro Cap Fund; 1.95% for the Small Cap Value Fund; 1.50% for the Small Cap Growth Fund; 1.50% for the Core Growth Fund; 1.75% for the Ultra Growth Fund; and 0.75% for the U.S. Treasury Fund. The Manager will pay all expenses excluding interest, taxes and extraordinary expenses in excess of such limitations. The Manager may rescind these voluntary limitations on expenses any time after September 30, 2000.

-------------------------------------------------------------------------------
                                        ADVISORY FEE AS
                                    A PERCENTAGE OF AVERAGE
WASATCH FUND                            DAILY NET ASSETS
-------------------------------------------------------------------------------
Micro Cap Fund                               2.00%
Small Cap Value Fund                         1.27%
Small Cap Growth Fund                        1.00%
Core Growth Fund                             1.00%
Ultra Growth Fund                            1.22%
U.S. Treasury Fund<F1>                       0.30%

<F1> The U.S. Treasury Fund is managed by a Sub-Advisor. Under a sub-advisory agreement between the Manager and the Sub-Advisor, the Manager has agreed to pay the Sub-Advisor a management fee.
-------------------------------------------------------------------------------

LEAD MANAGERS
-------------
     Prior to 1995 the Wasatch Equity Funds were managed by the Wasatch Research Team, a team of analysts. In 1995 the team approach was modified and a Lead Manager was named for each of the Equity Funds. Currently, the Wasatch Research Team consists of four Lead Managers, three Co-Managers, who were named in 1999, and seven securities analysts. The Lead Managers and Co-Managers are responsible for making investment decisions for their respective Funds in accordance with each Fund's investment objective and strategies. The Wasatch Research Team is responsible for analyzing securities and making investment recommendations. The Sub-Advisor, under the supervision of Wasatch Advisors, is responsible for making investment decisions for the U.S. Treasury Fund.
     SAMUEL S. STEWART, JR., PHD, CFA, has served as President and Chairman of the Board of Wasatch Funds since 1986 and Chairman of the Board of Wasatch Advisors since 1975. Dr. Stewart has served as Lead Manager of the Wasatch Core Growth Fund since 1997. He earned a Bachelor of Science in Business Administration degree from Northwestern University. He went on to earn a Master of Business Administration and a Doctorate in finance from Stanford University. Since 1975, Dr. Stewart has also served as a professor of finance at the University of Utah.
     JEFF CARDON, CFA, is Vice President and Director of Wasatch Funds and President and Director of Wasatch Advisors. He has served as Lead Manager of the Wasatch Small Cap Growth

Fund since 1997. From 1995 through 1996 he served as Lead Manager of the Wasatch Core Growth Fund. Mr. Cardon joined Wasatch Advisors as a securities analyst in 1980. He is a Chartered Financial Analyst and holds a Bachelor of Science degree in finance from the University of Utah.
     KAREY BARKER, CFA, is a Director of Wasatch Advisors and has served as Lead Manager of the Wasatch Ultra Growth Fund since 1995. Ms. Barker joined Wasatch Advisors as a securities analyst in 1989. She is a Chartered Financial Analyst and holds Bachelor of Arts and Bachelor of Science degrees from the University of Utah.
     ROBERT GARDINER, CFA, is a Director of Wasatch Advisors and has served as Lead Manager of the Wasatch Micro Cap Fund since 1995. In addition, he is Co-Manager, with Jim Larkins, of the Wasatch Small Cap Value Fund. Mr. Gardiner joined Wasatch Advisors as a securities analyst in 1987. He is a Chartered Financial Analyst and holds Bachelor of Arts and Bachelor of Science degrees from the University of Utah.

CO-MANAGERS (named in 1999)
---------------------------
     JIM LARKINS, MBA, is co-manager, with Robert Gardiner, of the Wasatch Small Cap Value Fund. Mr. Larkins joined Wasatch Advisors as a securities analyst in 1995. He holds a Master's degree in business and a Bachelor of Arts degree in economics from Brigham Young University.
     AJAY KRISHNAN, MBA, is co-manager of the Wasatch Ultra Growth Fund. Mr. Krishnan joined Wasatch Advisors as a securities analyst in 1994. He holds a Master's degree in business from Utah State University and a Bachelor of Science degree in physics with a minor in math from Bombay University.
     JB TAYLOR is co-manager of the Wasatch Core Growth Fund. Mr. Taylor joined Wasatch Advisors as a securities analyst in 1996. He holds a Bachelor of Science degree in industrial engineering from Stanford University.

ABOUT THE SUB-ADVISOR FOR THE WASATCH-HOISINGTON U.S. TREASURY FUND
-------------------------------------------------------------------
     Hoisington Investment Management Company (HIMCO) is a registered investment advisor that has been in business since 1980. The firm agreed to become the sub-advisor to the Wasatch-Hoisington U.S. Treasury Fund in 1996. HIMCO has offices at 1250 Capital of Texas Highway South, Building 3, #600, Austin, Texas 78746-6464.
     HIMCO provides investment management services for individuals, pension and profit-sharing plans, trusts and estates, charitable organizations and corporations, and other business entities. As of September 30, 1999, HIMCO provided investment advice to 44 separately managed accounts and had approximately $3.8 billion in assets under management. HIMCO provides investment management for fixed income securities, including U.S. government securities.
     VAN ROBERT HOISINGTON has been Lead Manager of the Wasatch-Hoisington U.S. Treasury Fund since 1996. In addition, he has served as President and Senior Investment Officer of HIMCO since he founded the firm in 1980. Mr. Hoisington received a Bachelor of Arts degree from the University of Kansas and a Master's degree in business from Fort Hays Kansas University.

--------------------------------------------------------------------------------

ADDITIONAL SERVICE PROVIDERS
----------------------------
ADMINISTRATOR
Sunstone Financial Group, Inc.
207 East Buffalo Street, Suite 400
Milwaukee, WI 53202-5712

TRANSFER AGENT
Sunstone Financial Group, Inc.
207 East Buffalo Street, Suite 315
Milwaukee, WI 53202-5712

CUSTODIAN
UMB Bank, n.a.
1010 Grand Boulevard
Kansas City, MO 64106-2008

LEGAL COUNSEL
Michael J. Radmer
Dorsey & Whitney LLP
220 South Sixth Street
Minneapolis, MN 55402-1498

INDEPENDENT AUDITORS
Arthur Andersen LLP
100 East Wisconsin Ave., Suite 1900
Milwaukee, WI 53202-4107

------------------------------------------------------------------------------
INVESTMENT MINIMUMS
To open a new account with an Automatic Investment Plan........... $1,000
  Subsequent Automatic Investments
     Monthly......................................................... $50
     Quarterly...................................................... $100
For a new account without the Automatic Investment Plan........... $2,000
  Subsequent Investments ........................................... $100
Individual Retirement Account (IRA)............................... $1,000

SHAREHOLDER'S GUIDE
-------------------
     This section provides information about how to invest in the Funds and the different types of accounts and services available through Wasatch Funds.

TO REACH WASATCH FUNDS BY PHONE
     If you have any questions about Wasatch Funds, the prospectus or opening a new account, please call one of our Shareholder Services Representatives at 1
(800) 551-1700. They are available to assist you Monday through Friday, 7:00 a.m. to 7:00 p.m. Central Time.

TO REACH WASATCH FUNDS ONLINE
     We offer a number of services on our web site at www.wasatchfunds.com. From any computer with Internet access you can:
-    Download a current prospectus, new account application and other documents.
- Sign up to receive annual and semi-annual reports and prospectuses via e-mail by filling out the online consent form.
-    Review each Fund's daily Net Asset Value (NAV) and performance.
- Check out each Fund's Top 10 Holdings as of the most recent calendar quarter end.
-    E-mail us your questions and comments.
     The following services are available when you register and receive a Personal Identification Number (PIN) from Wasatch Funds. You can:
-    Review current account information.
-    Check the past year's account history.
-    Make address changes or corrections.

TO OPEN A NEW ACCOUNT
-    Read the prospectus carefully.
-    Complete and sign the new account application included with the prospectus.
-    See chart above for investment minimums.
- Be sure to provide your Social Security or Taxpayer Identification Number on the new account application.
- New account applications are also available directly from Wasatch Funds by calling a Shareholder Services Representative at 1 (800) 551-1700.
-    New accounts are subject to acceptance by Wasatch Funds.
-    Wasatch Funds are only available to U.S. residents.
     Make your check payable to Wasatch Funds and send it along with your completed application to:

WASATCH FUNDS
P.O. BOX 2172
MILWAUKEE, WI 53201-2172

     To send your check and application by express or certified mail:

WASATCH FUNDS
207 EAST BUFFALO STREET, SUITE 315
MILWAUKEE, WI 53202-5712

OPENING NEW ACCOUNTS BY WIRE
     Please call a Shareholder Services Representative at 1 (800) 551-1700 for special instructions.

TYPES OF ACCOUNT OWNERSHIP
     By completing the new account application included with this prospectus you can establish one of three types of accounts:
     INDIVIDUAL OR JOINT OWNERSHIP. Individual accounts are owned by one person. Joint accounts are owned by two or more people and are JTWROS (Joint Tenants with Right of Survivorship) unless otherwise specified.
     GIFT TO MINOR. This is a custodial account managed for the benefit of a minor. To open this type of account you must provide the minor's Social Security Number along with your own on the new account application.
     CORPORATION, PARTNERSHIP, TRUST OR OTHER ENTITY. You must provide the name of the entity and the Taxpayer Identification Number. The new account application must be signed by an authorized officer of a corporation or other entity or a trustee. To open a corporate account, a corporate resolution must be provided with the application. Certain account privileges require additional documentation. Please call a Shareholder Services Representative at 1 (800) 551-1700 for more information.

INDIVIDUAL RETIREMENT ACCOUNTS
     If you are eligible, you may set up your Wasatch Funds account under a tax-sheltered retirement plan. To request a Wasatch Funds IRA Information Kit and application, please call 1 (800) 551-1700 or write to:

WASATCH FUNDS
P.O. BOX 2172
MILWAUKEE, WI 53201-2172

     The Funds' minimum initial investment for an IRA is $1,000. There is no charge to set up an IRA account, but there is an annual maintenance fee of $12.50 per account for accounts under $10,000, with a maximum charge of $25 per shareholder.
     The following is a short description of common types of IRA accounts offered by Wasatch Funds. Please refer to the Disclosure Statement and Custodial Agreement found in the IRA Information Kit for more detailed information on these retirement plans.
     TRADITIONAL IRA. Anyone under age 70 1/2 who earns compensation can contribute to a traditional IRA. You can also fund an IRA for your non-wage earning spouse. The key benefits:
- Depending on your income and whether you participate in a company retirement plan, all or part of your contribution may be tax-deductible.
- Taxes on your earnings and on any deductible contributions aren't imposed until you begin making withdrawals. That gives your earnings the potential to grow faster than in taxable accounts.
- Current tax law has also made it easier to withdraw from a traditional IRA without paying penalties, especially for first-time home purchases and expenses for higher education.
     ROTH IRA. Roth IRAs are different from traditional IRAs in several important ways:
-    Contributions are never tax deductible.
- Earnings on amounts held in the account can be withdrawn tax-free if the assets remain in the IRA for at least five years and the IRA holder is at least 59 1/2, or meets other conditions, at the time of the withdrawal.
- Contributions can be withdrawn anytime without tax or penalty. Roth IRAs are also available for non-wage earning spouses. The ability to make a contribution to a Roth IRA is phased out for individuals whose incomes exceed specific limits.
     SIMPLE IRA. Individuals may establish SIMPLE IRAs through a qualifying employer.
     SECTION 403(b)(7) PLAN. This plan is designed to allow employees of certain educational, non-profit, hospital and charitable organizations to invest for retirement.
     Please call a Shareholder Services Representative at 1 (800) 551-1700 to ask about other retirement plans.

TO PURCHASE SHARES
     The price of your shares will be determined the next time the Net Asset Value (NAV) is calculated after Wasatch Funds has received your request in good order.
- Checks must be made payable to Wasatch Funds and must meet minimum purchase requirements (see Investment Minimums on page 29).
-    There are no sales charges to purchase shares.
-    Purchases must be made in U.S. dollars and checks must be drawn on U.S.
     banks.
- You may add to established Wasatch Funds accounts by making investments of $100 or more.
- Cash, credit cards, third party checks and credit card checks will not be accepted.
- See "Returned Check Policy" on page 38 for the Funds' policy regarding checks returned for insufficient funds.
-    The Funds reserve the right to reject any specific purchase request.
- Telephone orders will only be accepted via electronic funds transfer from the Automated Clearing House (ACH), corporate accounts and broker-dealers who have been previously approved by the Funds.
- If a purchase is made by check, and a redemption is requested shortly thereafter, payment may be delayed for up to seven business days to ensure that the check has cleared.
- Shares should be purchased by wire if you intend to redeem them shortly after purchase. For more information contact a Shareholder Services Representative at 1 (800) 551-1700.
- Selling or exchanging shares is considered a taxable event by the Internal Revenue Service. When you make these transactions you could realize a taxable capital gain or loss. You may want to consult your tax or other financial advisor for information about possible tax consequences prior to making one of these transactions. When you hold mutual fund shares any dividends or distributions you receive are taxable. Please see "Taxes" on page 39 for more information about the taxation of dividends and distributions.

-------------------------------------------------------------------------------
                                   IMPORTANT!
-------------------------------------------------------------------------------
THE FUNDS ARE REQUIRED TO WITHHOLD AND REMIT TO THE U.S. TREASURY
31% OF DIVIDEND PAYMENTS, CAPITAL GAIN DISTRIBUTIONS AND REDEMPTION
PROCEEDS FOR ANY ACCOUNT ON WHICH THE OWNER PROVIDES AN INCORRECT TAXPAYER IDENTIFICATION NUMBER. APPLICATIONS WITHOUT A TAXPAYER IDENTIFICATION NUMBER WILL NOT BE ACCEPTED AND WILL BE RETURNED ALONG WITH THE PURCHASE CHECK.
-------------------------------------------------------------------------------

TO PURCHASE ADDITIONAL SHARES BY MAIL
     Send your remittance to one of the addresses listed previously. Include the detachable form from your most recent statement. If you do not have the form, include a note stating the name of the account and the account number.

TO PURCHASE SHARES BY BANK-WIRE
     You can purchase shares by wiring money from your bank account to your Wasatch Funds account.

WIRING INSTRUCTIONS:
     UMB Bank, n.a.
     A.B.A. Number 101000695
     For credit to Wasatch Funds
     Account Number 987-060-9800
     For further credit to:
     (shareholder account number)
     (name or account registration)
     (Social Security or Tax Identification Number)
     (identify which Fund to purchase)

     To establish a new account by bank-wire please contact a Shareholder Services Representative at 1 (800) 551-1700 for instructions.

AUTOMATIC INVESTMENT PLAN (AIP)
- You can choose to make automatic investments for as little as $50 monthly or $100 quarterly.
- Selecting this option when you open a new Fund account lowers the minimum initial investment to $1,000.
- You may elect to have your automatic investments made on the 5th and/or the 20th day of each month. If these dates fall on a weekend or holiday, purchases will be made on the next business day.
- You can begin investing automatically in an established Fund account by completing and returning an Automatic Investment Plan application, available from Wasatch Funds.
- It takes 15 business days after the receipt of your application for the plan to begin.
-    Send an unsigned, voided check or deposit slip along with your application.
-    Your financial institution must be a member of the Automated Clearing
     House.
- The bank or financial institution you designate can then begin debiting a preauthorized amount from your account on a specified date that will be used to purchase shares for your Fund account.
- No service fee is currently charged by the Funds for participating in the AIP.
- A $20 service fee will be imposed if your automatic investment withdrawal is returned unpaid for any reason.
-    If you redeem an AIP to a zero balance, the plan will be discontinued.

PURCHASING SHARES THROUGH OTHER INSTITUTIONS
- You may buy or sell shares of the Funds through an investment professional, including a broker who may charge you a transaction fee for this service.
- If you want to purchase shares through another institution or service provider, you should read their materials carefully for any fees that may apply.
- Certain features of the Funds, such as the minimum initial investment or subsequent investment amounts, may be modified or may not be available through other institutions.
- Once you have established an account through an investment professional, any subsequent transactions for, or questions about, that account must be made through your investment professional.
- The Manager or the Funds may enter into agreements with various brokerage or other firms pursuant to which such firms provide administrative services with respect to customers who are beneficial owners of shares of the Funds. The Manager or the Funds may compensate such firms in amounts based on assets of customers invested in the Funds.

TO EXCHANGE SHARES
- Shares of any Wasatch Fund may be exchanged for shares of any other Wasatch Fund or the Northern U.S. Government Money Market Fund

     ("Money Market Fund") on any day the New York Stock Exchange (the "Exchange") is open for business.
- Exchanges for shares in closed Funds may only be made by shareholders with existing accounts in those Funds.
- You may open a new account or purchase additional shares by making an exchange from an existing Fund account.
- New accounts opened by exchange will have the same registration as existing accounts and are subject to the minimum initial investment requirements.
-    Additional exchanges may be made for $500 or more.
- The price of shares being exchanged or purchased will be determined the next time the NAV is calculated after Wasatch Funds has received your exchange request in good order. (For more information see "How Fund Shares are Priced" on page 36.)
-    Exchanges can be made by calling a Shareholder Services Representative at 1
     (800) 551-1700 (if you have telephone privileges).

WRITTEN EXCHANGE REQUESTS
-    See "Instructions for Written Requests" on page 35.

TELEPHONE EXCHANGE REQUESTS
- Call 1 (800) 551-1700 to exchange shares (if you have telephone privileges).
-    The Funds do not accept exchange requests made via FAX.

--------------------------------------------------------------------------------
ALL ACCOUNTS ARE AUTOMATICALLY ELIGIBLE FOR THE TELEPHONE EXCHANGE OPTION. IF YOUR ACCOUNT WAS OPENED PRIOR TO JANUARY 31, 1997 AND YOU DID NOT SELECT THE TELEPHONE EXCHANGE OPTION AT THAT TIME, CALL 1 (800) 551-1700 FOR THE NECESSARY FORM AND INSTRUCTIONS.
--------------------------------------------------------------------------------

- It may be difficult to reach the Funds during periods of unusual market activity. If you are unable to contact the Funds by telephone, you may also exchange shares by mail or overnight express delivery.

EXCHANGES BETWEEN WASATCH FUNDS AND THE NORTHERN U.S. GOVERNMENT MONEY
MARKET FUND
- You may exchange all or a portion of your investment from the Money Market Fund to Wasatch Funds, or from Wasatch Funds to the Money Market Fund.
- Before authorizing any investment in shares of the Money Market Fund you must obtain a copy of the Northern U.S. Government Money Market Fund prospectus, available from Wasatch Funds. Please read it carefully before investing.
- Exchanges are subject to the minimum purchase and redemption amounts set forth in this prospectus.
- You may make automatic monthly investments in Wasatch Funds by redeeming shares from your Money Market Fund account.
- To utilize this option please call Wasatch Funds at 1 (800) 551-1700 for an application form.
-    There is no fee for this service.
-    These transactions must meet the Funds' minimum purchase requirements.
- Any changes to the automatic exchange must be made 10 business days prior to the transaction.
- Exchange requests will be effective the day the Funds receive them in good order by 3:00 p.m. Central Time, or market close on days the Funds calculate the NAV, unless it is a bank holiday. Requests made on bank holidays will be processed the following business day. This applies to the Fund being redeemed and the Fund being purchased. (For more informa-tion see "How Fund Shares are Priced" on page 36.)
- You will begin accruing income from the Money Market Fund the day following the exchange.
- Dividends earned in the Money Market Fund are payable at the end of the month, not at the time of an exchange.

OTHER INFORMATION ABOUT EXCHANGES
- You may make four exchanges out of each Fund during a calendar year (excluding automatic monthly exchanges).
- Exchange requests may be subject to other limitations, including those relating to frequency, that Wasatch Funds may establish to ensure that exchanges do not disadvantage shareholders or the Funds.
- Shareholders will be notified at least 60 days in advance of any changes in limitations and may obtain the terms of the limitations by writing to:
     Wasatch Funds, P.O. Box 2172, Milwaukee, WI 53201-2172.
- Exchanging shares is considered a taxable event by the Internal Revenue Service. You could realize a taxable capital gain or loss when you exchange shares. You may want to consult a tax or other financial advisor before deciding to make an exchange.
- Additional documentation and signature guarantees may be required for exchange requests if shares are registered in the name of a corporation, partnership or fiduciary. Contact Wasatch Funds for more information.

TO REDEEM SHARES
-    You may request that the Funds redeem all or a portion of your shares.
- The share price of your transaction will be determined the next time the NAV is calculated after Wasatch Funds has received your request in good order. (For more information see "How Fund Shares are Priced" on page 36.)
- If shares are held in certificate form you must return the certificates before or with your redemption request.
- Additional documentation and signature guarantees may be required for redemption requests from corporations, executors, administrators, trustees and guardians. Please call Wasatch Funds at 1 (800) 551-1700 for additional information.
-    There is no charge for redemption requests submitted directly to the Funds.
- If the account is worth less than the amount requested, the entire value of the account will be redeemed.
- Dividends earned in the Money Market Fund are payable at the end of the month, not at the time of a redemption.
-    The Funds reserve the right to redeem in kind.
- Redeeming shares is considered a taxable event by the Internal Revenue Service. When you redeem shares you could realize a taxable capital gain or loss. You may want to consult your tax or other financial advisor prior to redeeming shares.

WRITTEN REDEMPTION REQUESTS
-    See "Instructions for Written Requests" on page 35.
- A signature guarantee is required for redemptions over $50,000. See "How to Obtain a Signature Guarantee" on page 36.

TELEPHONE REDEMPTION REQUESTS
- You may redeem shares in your account in amounts of $500 up to $50,000, by calling 1 (800) 551-1700 (if you have telephone privileges).
- Redemption requests for over $50,000 must be made in writing. (A signature guarantee is required.)

-    The Funds do not accept redemption requests made via FAX.
- Reaching the Funds by telephone during periods of unusual market activity may be difficult. If this is the case, you may redeem shares by mail or overnight express delivery.

SYSTEMATIC WITHDRAWAL PLAN
- You may arrange to make monthly, quarterly or annual redemptions of $50 or more.
- Your Fund account balance must be at least $5,000 at the time you begin participation in the plan.
- You may choose either the 5th or the 20th of the month to have systematic withdrawals distributed to you. If the day falls on a weekend or legal holiday, the distribution will be made on the next business day.
- A Systematic Withdrawal Plan application is available from the Funds by calling 1 (800) 551-1700.
- Any changes made to your distribution information must be made in writing and signed by each account holder.
-    There is no charge to shareholders for using this plan.
- You may terminate the Systematic Withdrawal Plan at any time without charge or penalty.
- The Funds may terminate or modify the plan after 60 days' written notice to shareholders.
- Changes in banking information require a signature guaranteed letter of instruction.

PLEASE NOTE!
     Systematic redemptions, like any sale of shares, may result in a capital gain or loss for federal income tax purposes. Purchases of additional shares concurrent with withdrawals may have adverse tax consequences for shareholders. Your account may be depleted if the amount withdrawn under the plan exceeds the dividends credited to your account.

PAYMENT OF REDEMPTION PROCEEDS
- Payment will be mailed within seven days after the Funds receive your request in good order.
- Redemption proceeds can be sent by wire or electronic funds transfer to your preauthorized bank account.
- There is a $7.50 fee for wire redemptions which will be deducted from your proceeds.
- Payment may be delayed for up to seven business days on redemption requests for recent purchases made by check in order to ensure that the check has cleared.

SUSPENSION OF REDEMPTIONS
- The right to redeem Fund shares will be suspended for any period during which the Exchange is closed because of financial conditions or any other extraordinary reason.
- The right to redeem may be suspended for any period during which (a) trading on the Exchange is restricted pursuant to rules and regulations of the Securities and Exchange Commission (SEC), (b) the SEC has by order permitted such suspension, or (c) an emergency, as defined by the rules and regulations of the SEC, exists making it impracticable for the Funds to dispose of portfolio securities or fairly determine the Net Asset Value.

INSTRUCTIONS FOR WRITTEN REQUESTS
-    You can redeem or exchange shares by writing to Wasatch Funds.
-    Your request should be sent to:

WASATCH FUNDS
P.O. BOX 2172
MILWAUKEE, WI 53201-2172

-    Please include:
       Your name
       The Fund(s) name
       Your account number(s)

       The dollar amount or number of shares to be redeemed or exchanged Your daytime telephone number
       Signature(s) of all registered account owners.
       Be sure to sign your request exactly as your account is registered. Signature guarantee, if required.

SIGNATURE REQUIREMENTS BASED ON ACCOUNT TYPE
- INDIVIDUAL OR JOINT OWNER. Written instructions must be signed by each shareholder exactly as the names appear on the account registration.
- GIFT TO MINOR. Written instructions must be signed by the Custodian exactly as the name appears on the account registration.
- CORPORATION, PARTNERSHIP, TRUST OR OTHER ENTITY. Written instructions must be signed by the person(s) authorized to act on the account. Additional documentation may be required. Call 1 (800) 551-1700 for information.
- INDIVIDUAL RETIREMENT ACCOUNTS. Written instructions must be signed by the account owner. Please see the Wasatch Funds IRA Information Kit for more detailed information, or call a Shareholder Services Representative at 1
     (800) 551-1700.

SIGNATURE GUARANTEE
     A signature guarantee assures that a signature is genuine. It is intended to protect shareholders and the Funds against fraudulent transactions by unauthorized persons.

     Signature guarantees are required by Wasatch Funds in the following cases:

-    To change your designated bank account or bank address.
-    To request a redemption in excess of $50,000 (must be made in writing).
- To request a wire transfer of redemption proceeds to a person other than the registered shareholder(s).
- Requests for redemption proceeds to be mailed to an address other than the address of record.
- Certain transactions on accounts involving executors, administrators, trustees or guardians.
-    Redemptions made within 30 days of an address change.
-    To change the registered account holders.

     THE FUNDS RESERVE THE RIGHT TO REQUIRE A SIGNATURE GUARANTEE UNDER OTHER CIRCUMSTANCES OR TO REJECT OR DELAY A REDEMPTION ON CERTAIN LEGAL GROUNDS. FOR MORE INFORMATION ABOUT SIGNATURE GUARANTEES, PLEASE CALL 1 (800) 551-1700.

HOW TO OBTAIN A SIGNATURE GUARANTEE
     You may obtain a signature guarantee from a commercial bank or trust company in the United States, a brokerage firm that is a member of the National Association of Securities Dealers, Inc. or an eligible guarantor institution such as a credit union or savings association. Call your financial institution to see if they have the ability to guarantee a signature.
     A SIGNATURE GUARANTEE MAY NOT BE PROVIDED BY A NOTARY PUBLIC.

HOW FUND SHARES ARE PRICED
- You may purchase, redeem or exchange shares at Net Asset Value without paying a sales charge.
- The Funds' share prices change daily, so the price of your shares will be determined the next time the NAV is calculated after the Funds receive your request in good order.
- A Fund's share price, or Net Asset Value (NAV), is calculated by dividing the value of all securities and other assets owned by the Fund, less the liabilities charged to that Fund, by the number of the Fund's shares outstanding.

- The NAV is calculated each day the Exchange is open for trading. The NAV is determined as of the close of trading (generally 3:00 p.m. Central Time) or, if different, the close of the Exchange.
- Shares of the Funds will not be priced on holidays the Exchange observes, including New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.
- Securities traded on a recognized stock exchange are valued at the last sale price on the exchange on which the securities are primarily traded or at the last sale price on the national securities market.
- Exchange-traded securities for which there were no transactions are valued at the current bid prices.
- Securities traded only on over-the-counter markets are valued at closing over-the-counter bid prices.
- Debt securities (other than short-term instruments) are valued at prices furnished by a pricing service, subject to review and possible revision by the Manager.
- Short-term securities are valued at either original cost or amortized cost, both of which approximate current market value.
- Restricted securities, securities for which market value quotations are not readily available, and other assets are valued at fair market value by the Manager under the supervision of the Board of Directors.

SHAREHOLDER SERVICES AND ACCOUNT POLICIES
-----------------------------------------

WASATCH FUNDS AUTOMATED TELERESPONSE SERVICE
-    Call 1 (800) 551-1700 and follow the instructions.
-    Available 24 hours a day.

SHAREHOLDER REPORTS
     Reports are mailed twice a year. Annual reports are dated September 30, which is the close of the Funds' fiscal year. The annual report contains important information about the Funds, including portfolio holdings and audited financial statements. Semi-annual reports are dated March 31 and help keep shareholders up-to-date on the Funds' performance and portfolio holdings. Financial statements in the semi-annual reports are unaudited.
     To reduce the volume of mail received by shareholders, as well as Fund expenses, only one copy of most financial reports will be mailed to accounts listed under the same Social Security Number. Additional copies of shareholder reports are available by calling the Funds at 1 (800) 551-1700.

You may elect to receive annual and semi-annual reports and prospectuses via e-mail by filling out the online consent form on Wasatch Funds' web site at WWW.WASATCHFUNDS.COM.
--------------------

ACCOUNT STATEMENTS
     You will receive account statements quarterly. The Funds will send you a confirmation statement after every transaction that affects your account balance or your account registration. If you invest through the Automatic Investment Plan, you will receive confirmation of your purchases quarterly. Information regarding the tax status of income dividends and capital gain distributions will be mailed to shareholders on or before January 31st. Account tax information will also be sent to the Internal Revenue Service.

SHARE CERTIFICATES
     The Funds stopped issuing share certificates on February 1, 1996. Instead, shares purchased are automatically credited to an account maintained for you on the books of the Funds. You will receive a statement showing the details of each transaction.

INVOLUNTARY REDEMPTION
     The Funds reserve the right to redeem the shares held in any account if the Net Asset Value of the shares falls below $500 unless the account is an Automatic Investment Plan. Your account will not be closed if the drop is due to share price fluctuations.
     Shareholders will be given at least 60 days' written notice before involuntary redemptions are made. Shareholders can prevent involuntary redemptions by restoring the account to the minimum investment amount during the 60 days.

TELEPHONE TRANSACTIONS
     You may initiate transactions by telephone. The Funds and their agents will not be responsible for any losses resulting from unauthorized transactions providing reasonable procedures to prevent fraudulent transactions have been followed.
     The Funds and their agents have implemented procedures designed to reasonably assure that telephone instructions are genuine. These procedures include requesting verification of various pieces of personal information, recording telephone transactions, confirming transactions in writing and restricting transmittal of redemption proceeds to preauthorized destinations. Other procedures may be implemented from time to time.
     During periods of substantial economic or market change, it may be difficult to contact the Funds by telephone. If you are unable to contact the Funds by telephone, please consider sending written instructions.

TEMPORARY SUSPENSION OF SERVICES
     The Funds or their agents may, in case of emergency, temporarily suspend telephone transactions and other shareholder services.

RETURNED CHECK POLICY
     The Funds reserve the right to cancel a purchase if a check does not clear your bank. The Funds will charge your account a $20 service fee and you will be responsible for any losses or fees imposed by your bank and any losses that may be incurred by the Funds as a result of the canceled purchase. If you are already a shareholder in the Funds, the Funds may redeem shares in your account(s) to cover losses due to fluctuations in share price.

UNACCEPTABLE ACCOUNT REGISTRATIONS
     The Funds will not accept accounts with addresses outside the United
States.

REGISTRATION CHANGES
     To change the name on an account, the shares are generally transferred to a new account. Legal documentation and a signature guarantee are required. For more information, call 1 (800) 551-1700.

ADDRESS CHANGES
     To change the address on your account, call 1 (800) 551-1700 or send a written request signed by all account owners. Include the name of your Fund(s), the account number(s), the name(s) on the account and both the old and new addresses. Certain options, including redemptions, may be suspended for 30 days following an address change unless a signature guarantee is provided.

DIVIDENDS, CAPITAL GAIN DISTRIBUTIONS AND TAXES
-----------------------------------------------
     In addition to any increase in the value of shares which a Fund may achieve, you may receive dividends and capital gain distributions from the Fund.

DIVIDENDS
     Dividends from stocks and interest earned from other investments are the Funds' main sources of ordinary income. Substantially all of the Funds' income, less expenses, is distributed at least annually as dividends to shareholders.

CAPITAL GAINS
     When the Funds sell portfolio securities they may realize a capital gain or loss, depending on whether the security is sold for more or less than its adjusted cost basis. Net realized capital gains, if any, will be distributed at least annually.

REINVESTMENT OF DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS
     Dividends and capital gain distributions from a Fund are automatically applied to purchase additional shares of the Fund at the Net Asset Value per share on the payable date unless you have made a request in writing to the Transfer Agent that payment be made in cash. This option may be changed at any time by written request to the Transfer Agent. The election is effective for distributions with a record date on or after the date the Transfer Agent receives notice of the election.

TAXES
     Dividends paid from the Funds' net investment income and net short-term capital gains will be taxable as ordinary income, whether paid in cash or in additional shares.
     Distributions paid from the Funds' long-term capital gains and designated as capital gain distributions generally are taxable as long-term capital gains, regardless of the length of time you held your shares.
     Dividends or capital gain distributions paid shortly after a purchase of shares by an investor prior to the record date will have the effect of reducing the per share Net Asset Value by the amount of the dividends or distributions.


All or a portion of such dividends or distributions, although in effect a return of capital, is subject to taxation.
     Gain or loss upon the sale of shares of the Fund will be treated as capital gain or loss, provided that (as is usually the case) the shares represented a capital asset in the hands of the shareholder. The gain or loss will be considered long-term if the shareholder has held the shares for more than one year. The gain or loss on shares held for one year or less will be considered short-term and is taxed at the same rates as ordinary income.


     The Funds are required to withhold and remit to the U.S. Treasury 31% of dividend payments, capital gain distributions, and redemption proceeds for any account for which withholding is required.

WHEN YOU WILL RECEIVE TAX INFORMATION
     After the end of each calendar year, you will be sent information on redemptions, dividends and long-term capital gain distributions for tax purposes, including information as to the portion taxable as ordinary income and the portion taxable as long-term capital gains.

(This page intentionally left blank.)

FINANCIAL HIGHLIGHTS
--------------------
     The Financial Highlights beginning on page 42, are intended to help you understand the financial performance of each Wasatch Fund for the past five years or since inception if a Fund has been in operation less than five years.
     This information has been audited by the firm of Arthur Andersen LLP, independent public accountants, whose report, along with the Fund's financial statements, are included in the annual report which is available upon request.
     For a copy of Wasatch Funds' 1999 Annual Report, please call 1 (800) 551-1700 or write to Wasatch Funds at P.O. Box 2172, Milwaukee, WI 53201-2172.

FINANCIAL HIGHLIGHTS GUIDE
--------------------------
     This section is designed to help you better understand the information presented in the Financial Highlights tables which begin on page 42. The tables contain important historical operating information that you may find useful in making investment decisions or understanding your investment's performance.
     NET ASSET VALUE (NAV) is the value of a single share of a Fund. It is computed by adding the value of all of a Fund's investments and other assets, subtracting any liabilities and dividing the result by the number of shares outstanding. The difference between the Net asset value, beginning of period and the Net asset value, end of period in the Financial Highlights tables is the change in value of a Fund's shares over the fiscal period, but not its total return.
     NET INVESTMENT INCOME (LOSS) is the per share amount of dividends and interest income earned (lost) on securities held by a Fund, less the Fund's expenses.
     NET REALIZED AND UNREALIZED GAINS (LOSSES) ON SECURITIES is the per share increase or decrease in value of the securities a Fund holds and has sold during the reporting period. Gains (losses) are realized when securities are sold. Gains (losses) are unrealized when securities increase or decrease in value but are not sold.
     DIVIDENDS FROM NET INVESTMENT INCOME is the per share amount that a Fund paid from net investment income.
     DISTRIBUTIONS are the per share amount that a Fund paid to shareholders from net investment income and net realized gains.


     TOTAL RETURN represents the rate you would have earned (lost) on an investment in a Fund. For the purposes of calculating total return, it is assumed that dividends and distributions are reinvested at the NAV on the day of the distribution. A FUND'S TOTAL RETURN CANNOT BE COMPUTED DIRECTLY FROM THE FINANCIAL HIGHLIGHTS TABLES.


     RATIO OF EXPENSES TO AVERAGE NET ASSETS is the total of a Fund's operating expenses divided by its average net assets for the stated period.
     RATIO OF NET INCOME (LOSS) TO AVERAGE NET ASSETS is a Fund's net investment income divided by its average net assets for the stated period.
     PORTFOLIO TURNOVER RATE is a measure of the annual amount of a Fund's buying and selling activity. It is computed by dividing total purchases or sales, whichever is less, by the average monthly market value of a Fund's portfolio securities. This calculation does not include securities held by any Fund with a maturity date of less than 12 months.

MICRO CAP FUND - FINANCIAL HIGHLIGHTS
-------------------------------------
YEAR ENDED SEPTEMBER 30

                            1999       1998      1997      1996       1995<F1>
--------------------------------------------------------------------------------
NET ASSET VALUE,
  BEGINNING OF PERIOD      $3.59      $4.29       $3.15      $2.72      $2.00

INCOME (LOSS) FROM
  INVESTMENT OPERATIONS:
Net investment
  income (loss)           (0.09)     (0.10)      (0.04)    (0.03)           -
Net realized and
  unrealized gains
  (losses) on securities    1.27     (0.27)        1.36      0.46        0.72
                        --------   --------    --------  --------    --------
TOTAL FROM INVESTMENT
  OPERATIONS                1.18     (0.37)        1.32      0.43        0.72

LESS DISTRIBUTIONS:
Distributions from
  capital gains           (0.36)     (0.33)      (0.18)         -           -
                        --------   --------    --------  --------    --------
TOTAL DISTRIBUTIONS       (0.36)     (0.33)      (0.18)         -           -
                        --------   --------    --------  --------    --------

NET ASSET VALUE,
  END OF PERIOD            $4.41      $3.59       $4.29     $3.15       $2.72
                        ========   ========    ========  ========    ========

TOTAL RETURN              37.73%    (8.75)%      44.58%    15.81%  36.00%<F2>

SUPPLEMENTAL DATA
  AND RATIOS:
Net assets, end of
  period (in thousands) $144,875   $117,533    $157,907   $94,004     $25,368
Ratio to average net
  assets of:
  Expenses, net
     of waivers and
     reimbursements        2.46%      2.50%       2.50%     2.50%   2.50%<F3>
  Expenses, before
     waivers and
     reimbursements        2.46%      2.51%       2.58%     2.67%   3.40%<F3>
Net investment income
  (loss), net of waivers
  and reimbursements     (2.22)%    (2.28)%     (1.64)%   (1.53)% (0.76)%<F3>
Net investment income
  (loss), before waivers
  and reimbursements     (2.22)%    (2.29)%     (1.72)%   (1.70)% (1.66)%<F3>
Portfolio turnover rate      57%        81%         99%       84%           -

<F1> Inception date of the Fund was June 19, 1995.
<F2> Not annualized for periods less than a year.
<F3> Annualized.

SMALL CAP VALUE FUND - FINANCIAL HIGHLIGHTS
-------------------------------------------
YEAR ENDED SEPTEMBER 30
                                                 1999          1998<F1>
--------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD              $1.80          $2.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)                     (0.04)         (0.01)
Net realized and unrealized
  gains (losses) on securities                     0.67         (0.19)
                                               --------       --------
TOTAL FROM INVESTMENT OPERATIONS                   0.63         (0.20)

LESS DISTRIBUTIONS:
Distributions from capital gains                      -              -
                                               --------       --------
TOTAL DISTRIBUTIONS                                   -              -
                                               --------       --------

NET ASSET VALUE, END OF PERIOD                    $2.43          $1.80
                                               ========       ========

TOTAL RETURN                                     35.00%   (10.00)%<F2>

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)        $16,770        $14,306
Ratio to average net assets of:
  Expenses, net of waivers and reimbursements     1.95%      1.95%<F3>
  Expenses, before waivers and reimbursements 2.18% 2.52%<F3> Net investment income (loss), net of waivers
  and reimbursements                            (1.54)%    (1.02)%<F3>
Net investment income (loss), before waivers
  and reimbursements                            (1.77)%    (1.59)%<F3>
Portfolio turnover rate                            106%           114%

<F1> Inception date of the Fund was December 17, 1997.
<F2> Not annualized for periods less than a year.
<F3> Annualized.

SMALL CAP GROWTH FUND - FINANCIAL HIGHLIGHTS
--------------------------------------------
YEAR ENDED SEPTEMBER 30

                            1999       1998      1997        1996       1995
--------------------------------------------------------------------------------
NET ASSET VALUE,
  BEGINNING OF PERIOD     $20.79     $29.73      $24.17     $25.00     $19.96

INCOME (LOSS) FROM
  INVESTMENT OPERATIONS:
Net investment
  income (loss)           (0.20)     (0.17)      (0.12)     (0.18)     (0.04)
Net realized and
  unrealized gains
  (losses) on securities    8.49     (5.08)        6.90     (0.11)       6.59
                        --------   --------    --------   --------   --------
TOTAL FROM INVESTMENT
  OPERATIONS                8.29     (5.25)        6.78     (0.29)       6.55

LESS DISTRIBUTIONS:
Distributions from
  capital gains           (3.07)     (3.69)      (1.22)     (0.54)     (1.51)
                        --------   --------    --------   --------   --------
TOTAL DISTRIBUTIONS       (3.07)     (3.69)      (1.22)     (0.54)     (1.51)
                        --------   --------    --------   --------   --------

NET ASSET VALUE,
  END OF PERIOD           $26.01     $20.79      $29.73     $24.17     $25.00
                        ========   ========    ========   ========   ========

TOTAL RETURN              48.96%   (19.13)%      29.45%    (1.09)%     35.19%

SUPPLEMENTAL DATA
  AND RATIOS:
Net assets, end of
  period (in thousands) $145,915   $123,723    $188,965   $253,319   $305,311
Ratio to average net
  assets of:
  Expenses, net of
     waivers and
     reimbursements        1.44%      1.48%       1.50%      1.50%      1.47%
  Expenses, before
     waivers and
     reimbursements        1.44%      1.48%       1.54%      1.50%      1.47%
Net investment income
  (loss), net of waivers
  and reimbursements     (0.79)%    (0.60)%     (0.39)%    (0.65)%    (0.37)%
Net investment income
  (loss), before waivers
  and reimbursements     (0.79)%    (0.60)%     (0.43)%    (0.65)%    (0.37)%
Portfolio turnover rate      46%        56%         48%        73%        29%

CORE GROWTH FUND - FINANCIAL HIGHLIGHTS
---------------------------------------
YEAR ENDED SEPTEMBER 30

                            1999       1998      1997        1996       1995
--------------------------------------------------------------------------------
NET ASSET VALUE,
  BEGINNING OF PERIOD     $17.00     $22.34      $17.57     $15.97     $15.30

INCOME (LOSS) FROM
  INVESTMENT OPERATIONS:
Net investment
  income (loss)           (0.21)     (0.09)        0.08       0.07       0.02
Net realized and
  unrealized gains
  (losses) on securities    4.55     (3.60)        6.07       1.87       4.59
                        --------   --------    --------   --------   --------
TOTAL FROM INVESTMENT
  OPERATIONS                4.34     (3.69)        6.15       1.94       4.61

LESS DISTRIBUTIONS:
Dividends from
  net investment income        -     (0.03)      (0.07)     (0.05)          -
Distributions from
  capital gains           (0.72)     (1.62)      (1.31)     (0.29)     (3.94)
                        --------   --------    --------   --------   --------
TOTAL DISTRIBUTIONS       (0.72)     (1.65)      (1.38)     (0.34)     (3.94)
                        --------   --------    --------   --------   --------

NET ASSET VALUE,
  END OF PERIOD           $20.62     $17.00      $22.34     $17.57     $15.97
                        ========   ========    ========   ========   ========

TOTAL RETURN              27.28%   (17.49)%      37.58%     12.39%     39.76%

SUPPLEMENTAL DATA
  AND RATIOS:
Net assets, end of
  period (in thousands) $173,118   $153,148    $135,437   $104,237    $53,533
Ratio to average net
  assets of:
  Expenses, net of
     waivers and
     reimbursements        1.44%      1.44%       1.50%      1.50%      1.50%
  Expenses, before
     waivers and
     reimbursements        1.44%      1.44%       1.50%      1.51%      1.58%
Net investment income
  (loss), net of waivers
  and reimbursements     (1.07)%    (0.50)%       0.44%      0.40%      0.29%
Net investment income
  (loss), before waivers
  and reimbursements     (1.07)%    (0.50)%       0.44%      0.39%      0.21%
Portfolio turnover rate      79%        63%         81%        62%        88%

ULTRA GROWTH FUND - FINANCIAL HIGHLIGHTS
----------------------------------------
YEAR ENDED SEPTEMBER 30

                            1999       1998      1997        1996       1995
--------------------------------------------------------------------------------
NET ASSET VALUE,
  BEGINNING OF PERIOD     $15.10     $21.85      $17.95     $18.61     $11.02

INCOME (LOSS) FROM
  INVESTMENT OPERATIONS:
Net investment
  income (loss)           (0.34)     (0.31)      (0.35)     (0.26)     (0.02)
Net realized and
  unrealized gains
  (losses) on securities    6.00     (4.44)        4.25     (0.21)       7.64
                        --------   --------    --------   --------   --------
TOTAL FROM INVESTMENT
  OPERATIONS                5.66     (4.75)        3.90     (0.47)       7.62

LESS DISTRIBUTIONS:
Distributions from
  capital gains           (0.74)     (2.00)           -     (0.19)     (0.03)
                        --------   --------    --------   --------   --------
TOTAL DISTRIBUTIONS       (0.74)     (2.00)           -     (0.19)     (0.03)
                        --------   --------    --------   --------   --------

NET ASSET VALUE,
  END OF PERIOD           $20.02     $15.10      $21.85     $17.95     $18.61
                        ========   ========    ========   ========   ========

TOTAL RETURN              39.86%   (22.07)%      21.75%    (2.54)%     69.24%

SUPPLEMENTAL DATA
  AND RATIOS:
Net assets, end of
  period (in thousands)  $41,205    $43,553     $77,243   $128,490    $98,605
Ratio to average net
     assets of:
  Expenses, net of
     waivers and
     reimbursements        1.75%      1.75%       1.75%      1.75%      1.75%
  Expenses, before
     waivers and
     reimbursements        1.78%      1.90%       1.89%      1.81%      1.94%
Net investment income
  (loss), net of waivers
  and reimbursements     (1.49)%    (1.54)%     (1.48)%    (1.27)%    (0.71)%
Net investment income
  (loss), before waivers
  and reimbursements     (1.52)%    (1.69)%     (1.62)%    (1.33)%    (0.90)%
Portfolio turnover rate      77%        91%        103%       121%        46%

U.S. TREASURY FUND - FINANCIAL HIGHLIGHTS
-----------------------------------------
YEAR ENDED SEPTEMBER 30

                            1999       1998      1997        1996       1995
--------------------------------------------------------------------------------
NET ASSET VALUE,
  BEGINNING OF PERIOD     $13.42     $11.32      $10.21     $10.50     $10.09

Income (loss) from
  investment operations:
Net investment income       0.61       0.27        0.61       0.44       0.56
Net realized and
  unrealized gains
  (losses) on securities  (2.01)       2.39        0.73       0.01       0.44
                        --------   --------    --------   --------   --------
TOTAL FROM INVESTMENT
  OPERATIONS              (1.40)       2.66        1.34       0.45       1.00

LESS DISTRIBUTIONS:
Dividends from
  net investment income   (0.28)     (0.56)      (0.23)     (0.74)     (0.59)
Distributions from
  capital gains           (0.06)          -           -          -          -
                        --------   --------    --------   --------   --------
TOTAL DISTRIBUTIONS       (0.34)     (0.56)      (0.23)     (0.74)     (0.59)
                        --------   --------    --------   --------   --------

NET ASSET VALUE,
  END OF PERIOD           $11.68     $13.42      $11.32     $10.21     $10.50
                        ========   ========    ========   ========   ========

TOTAL RETURN            (10.65)%     24.30%      13.23%      4.42%     10.46%

SUPPLEMENTAL DATA
  AND RATIOS:
Net assets, end of
  period (in thousands)  $76,999    $67,856     $11,205     $7,427     $4,035
Ratio to average
  net assets of:
  Expenses, net of
     waivers and
     reimbursements        0.75%      0.75%       0.75%      0.93%      1.00%
  Expenses, before
     waivers and
     reimbursements        0.95%      0.95%       1.22%      1.67%      1.59%
Net investment income,
  net of waivers and
  reimbursements           4.96%      5.06%       5.97%      5.21%      5.88%
Net investment income,
  before waivers and
  reimbursements           4.76%      4.86%       5.50%      4.47%      5.29%
Portfolio turnover rate      39%         5%         19%        30%        43%

GUIDE TO UNDERSTANDING FUND PERFORMANCE
---------------------------------------

     As a mutual fund investor you will frequently see terms that are used to describe fund performance. In addition, many discussions are based on comparisons of one fund's performance to that of other mutual funds or recognized stock or bond market indexes. These discussions may appear in reports to shareholders, newsletters, advertisements and media articles. This section is designed to help you understand common terms and familiarize you with indexes that may be used to compare the Funds' performance.
     PERFORMANCE QUOTATIONS REPRESENT A FUND'S PAST PERFORMANCE AND ARE NOT INDICATIVE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN A FUND WILL FLUCTUATE SO AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.
     CUMULATIVE TOTAL RETURN represents the actual rate of return on an investment for a specified period. The "Financial Highlights" tables beginning on page 42 show total return for single fiscal periods. Cumulative total return is generally quoted for more than one year (usually the life of the Fund). A cumulative total return does not show interim fluctuations in the value of an investment and assumes reinvestment of all dividends and distributions.
     AVERAGE ANNUAL TOTAL RETURN reflects the average annual percentage change in the value of an investment in a Fund over a specified period. It is calculated by taking the cumulative total return for the stated period and determining what constant annual return would have produced the same cumulative return. Average annual returns for more than one year tend to smooth out variations in a Fund's return and are not the same as actual annual results.
     YIELD shows the rate of income a Fund earns on its investments as a percentage of the Fund's share price. It is calculated by dividing a Fund's net investment income for a 30-day period by the average number of shares entitled to receive dividends and dividing the result by the Fund's NAV per share at the end of the 30-day period. Yield does not include changes in NAV.
     Yields are calculated according to standardized SEC formulas and may not equal the income on an investor's account. Yield is usually quoted on an annualized basis. An annualized yield represents the amount you would earn if you remained in a Fund for a year and that Fund continued to have the same yield for the entire year.
     DOW JONES INDUSTRIAL AVERAGE ("THE DOW") is probably the most well known index. The Dow was developed in 1884 and is the oldest market index in the United States. Currently, the Dow contains 30 stocks that in the opinion of Dow Jones' Wall Street Journal editors, are the giants of Wall Street. When the Dow goes up, conventional wisdom suggests that investors are seeking the certainty associated with large, well-established companies, especially those that pay dividends. Typically, therefore, the more large, dividend-paying stocks a fund owns, the better it will perform when the Dow rises. The stocks of small and mid-size companies may perform differently than the Dow.
     S&P 500/R INDEX. While the Dow is better known, many professionals consider the S&P 500 to be a more accurate measure of general stock market activity. The Index includes 500 of the nation's largest stocks from a broad variety of industries. It represents about 80% of the total market value of all stocks on the New York Stock Exchange. The performance of the S&P 500 is dominated by the fortunes of its largest stocks. Funds that invest heavily in the stocks of small and mid-size companies may not always have performance that is in line with the S&P 500.
     S&P MIDCAP 400 INDEX is designed to track significant mid-size companies. According to Standard & Poor's, the vast majority of the stocks in the Index have market capitalizations (or total market value) of between $200 million and $3 billion. The S&P 400 was first published in 1991 and was designed to be a more accurate benchmark for mutual funds that invest in small to mid-sized companies.
     NASDAQ COMPOSITE INDEX keeps tabs on the stocks of 3,500 or so small and mid-size companies that trade only on the computerized over-the-counter (OTC) system. Due to their number and size, technology stocks tend to dominate the direction of the Index. Funds that invest heavily in technology stocks often reflect the performance of the Nasdaq.
     RUSSELL 2000 INDEX represents the smallest two-thirds of the largest 3,000 publicly traded companies domiciled in the United States. This index is a popular measure of the performance of small company stocks. This is the benchmark for the Wasatch Micro Cap, Wasatch Small Cap Growth, Wasatch Core Growth and Wasatch Ultra Growth Funds.
     RUSSELL 2000 VALUE INDEX is an unmanaged total return index that measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth rates. This is the benchmark for the Wasatch Small Cap Value Fund.
     LIPPER GROWTH FUNDS INDEX includes the largest 30 funds which, by prospectus or portfolio practice, normally invest in companies whose long-term earnings are expected to grow significantly faster than the earnings of stocks represented in the major unmanaged stock indices.




     LEHMAN BROTHERS AGGREGATE INDEX covers the U.S. investment grade fixed rate bond market, including government and corporate securities, agency mortgage pass-through securities, and asset-backed securities. To be included in the index the security must meet the following criteria: must have at least one year to final maturity, regardless of call features; must have at least $100 million par amount outstanding; must be rated investment grade or better by Moody's Investors Service, Standard & Poor's, or Fitch Investor's Service; must be fixed rate, although it can carry a coupon that steps up or changes to a predetermined schedule; must be dollar-denominated and nonconvertible. All corporate and asset-backed securities must be registered with the SEC and must be publicly issued. This is the benchmark for the Wasatch-Hoisington U.S. Treasury Fund.

GLOSSARY OF INVESTING TERMS
---------------------------
     This glossary provides definitions of terms as they pertain to investments made by the Funds. It also provides more detailed descriptions of some of the types of securities and other instruments in which the Funds may invest to the extent permitted by their investment objectives and policies. The Funds are not limited by this discussion and may invest in any other types of instruments not precluded by the policies discussed elsewhere in this prospectus or in the SAI.
     BONDS are debt securities issued by a company, municipality, government or government agency. The issuer of a bond is required to pay the holder the amount of the loan (or par value) at a specified maturity and to make scheduled interest payments.
     BUSINESS CYCLE is a term commonly used to describe fluctuations in total economic activity. It refers to the period of time it takes the economy to shift from a peak in business activity to a trough and back to a peak. (In other words, it refers to the start of a recession through recovery and expansion and back to recession.) The average post-war business cycle (measured from the end of one recession to the start of the next recession) has been about 48 months, ranging from 12 to 94 months. Interest rates generally follow this cycle, being at relatively high levels near the beginning of a recession and falling during the recession and the early part of the business recovery. Generally, interest rates begin to rise toward the end of a business expansion, again peaking near the start of the next recession.
     CERTIFICATES OF DEPOSIT are issued by a bank and usually pay interest. Maturities range from a few weeks to several years. Interest rates are set by competitive forces in the marketplace.
     COMMERCIAL PAPER is a short-term debt obligation with a maturity ranging from 2 to 270 days and is issued by banks, corporations and other borrowers to investors with temporarily idle cash. The Funds may purchase commercial paper issued under Section 4(2) of the Securities Act of 1933.
     COMMON STOCK represents units of ownership (shares) in a public corporation. Owners of shares of common stock usually have the right to vote on the selection of directors and other important matters as well as to receive dividends on their holdings.
     CONVERTIBLE SECURITIES are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stock at a specified price or conversion ratio within a specified period of time. By investing in convertible securities, a fund seeks the opportunity, through the conversion feature, to participate in a portion of the capital appreciation of the common stock into which the securities are convertible, while earning higher current income than is available from the common stock. (Also see Investment Grade Debt Securities.)
     DEPOSITARY RECEIPTS are receipts for shares of a foreign-based corporation that entitle the holder to dividends and capital gains on the underlying security. Receipts include those issued by domestic banks (American Depositary Receipts), foreign banks (Global or European Depositary Receipts) and broker-dealers (depositary shares.)
     EARNINGS GROWTH is a measure of a company's profitability. Earnings per share is the portion of the company's profits allocated to each outstanding share of common stock. Over the long-term, earnings growth is an important factor in stock price appreciation.
     EFFECTIVE DURATION estimates the interest rate risk (price volatility) of a security, i.e., how much the value of the security is expected to change with a given change in interest rates. The longer a security's effective duration, the more sensitive its price is to changes in interest rates.
     EURODOLLARS are U.S. currency held in banks outside the United States, mainly in Europe, and are commonly used for settling international transactions. Some securities are issued in Eurodollars-that is, with a promise to pay interest in dollars deposited in foreign bank accounts.
     FIXED INCOME SECURITIES are securities that pay a specified rate of return. The term generally includes short- and long-term government, corporate and municipal obligations that pay a specified rate of interest or coupons for a specified period of time and preferred stock, which pays fixed dividends. Coupon and dividend rates may be fixed for the life of the issue or, in the case of adjustable and floating rate securities, for a shorter period.
     GOVERNMENT SECURITIES are securities issued by U.S. government agencies. Although these securities have high credit ratings, they are not considered government obligations and therefore are not directly backed by the full faith and credit of the government as are U.S. Treasury securities.
     INVESTMENT GRADE DEBT SECURITIES are debt obligations rated within the four highest rating categories by Moody's Investors Service, Inc., Standard & Poor's Rating Service, or other nationally recognized rating agencies. They may also be unrated obligations that are comparable in quality to investment grade debt securities. Obligations rated in the lowest of the top four ratings, though considered investment grade, are deemed to have speculative characteristics. Changes in economic conditions or other circumstances are more likely to lead to a lower rated security's weakened capacity to make principal and interest payments. Subsequent to its purchase by a Fund, a rated security may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. Such an event will be considered in determining whether the Fund should continue to hold the security. Securities are expected to be sold promptly if they become non-investment grade and exceed 5% of a Fund's net assets.
     LIQUIDITY means that a particular stock has enough shares outstanding to allow large transactions without a substantial drop in price. Large company stocks typically have more liquidity than small company stocks.
     MARKET CAPITALIZATION is used to measure the size and value of a company. It is calculated by multiplying the number of a company's outstanding shares by the current market price of a share.
     MASTER DEMAND NOTES are demand instruments without a fixed maturity that bear interest at rates which are fixed to known lending rates and are automatically adjusted when such lending rates change.
     MONEY MARKET INSTRUMENTS are short-term debt instruments such as negotiable certificates of deposit (CDs), Eurodollars, commercial paper, banker's acceptances, Treasury bills, and discount notes of the Federal Home Loan Bank, Federal National Mortgage Association, and Federal Farm Credit System, among others. These instruments have low risk and liquidity in common.
     PREFERRED STOCK generally pays dividends at a specified rate and takes precedence over common stock in the payment of dividends and in the event a company must liquidate its assets. Preferred stock generally does not carry voting rights.


     PRICE-TO-EARNINGS RATIO (P/E) is the price of a stock divided by its earnings per share. The P/E ratio may either use the reported earnings from the latest year (trailing P/E) or may use an ana-lyst's forecast of next year's earnings (forward P/E). The price-to-earnings ratio, also known as the multiple, gives investors an idea of how much they are paying for a company's earning power. The higher the P/E, the more investors pay, and therefore the more earnings growth they expect.
     REPURCHASE AGREEMENTS involve the purchase of a security with the condition that after a stated period of time the original seller (a member bank of the Federal Reserve System or a recognized securities dealer) will buy back the same security at a predetermined price or yield.
     U.S. GOVERNMENT SECURITIES include direct obligations of the U.S. government that are supported by its full faith and credit. TREASURY BILLS have initial maturities of less than one year, Treasury Notes have initial maturities of one to 10 years and TREASURY BONDS may be issued with any maturity but generally have maturities of at least 10 years. U.S. government securities also include indirect obligations of the U.S. government that are issued by federal agencies and government-sponsored entities. Unlike Treasury securities, agency securities generally are not backed by the full faith and credit of the U.S. government. Some agency securities are supported by the right of the issuer to borrow from the Treasury; others are supported by the discretionary authority of the U.S. government to purchase the agency's obligations; and others are supported only by the credit of the sponsoring agency.
     U.S. TREASURY SECURITIES are direct obligations of the United States Treasury such as bonds, notes and bills. Treasury bills are issued on a discount rate basis and have a maturity of one year or less. Longer-dated Treasury securities are issued with interest paid semi-annually to holders. Notes are generally issued in maturities of 10 years and shorter, and bonds are currently issued with a maturity of 30 years.
     U.S. TREASURY STRIPS, or zero coupon Treasury securities are debt obligations which do not entitle the holder to periodic interest payments prior to maturity and are traded at a discount from their face amounts. The discount of U.S. Treasury Strips varies primarily depending on the time remaining until maturity and prevailing levels of interest rates. Strips can be sold prior to their due date in the secondary market at the then-prevailing market value. The market prices of Strips are generally more volatile than the market prices of securities of comparable quality and similar maturity that pay interest periodically and may respond to a greater degree to fluctuations in interest rates than do such non-zero coupon securities.

OTHER IMPORTANT INFORMATION
---------------------------
The following documents contain important information about Wasatch Funds and are available free of charge.

STATEMENT OF ADDITIONAL INFORMATION (SAI)
-----------------------------------------
     The SAI supplements the information provided in this prospectus. It has been filed with the Securities and Exchange Commission (SEC). The SAI is legally part of this prospectus and is incorporated into it by reference.

ANNUAL/SEMI-ANNUAL REPORTS
--------------------------
     Additional information about the Funds' investments is available in the Funds' annual and semi-annual reports to shareholders. In the Funds' annual report you will find a discussion of the market conditions and investment strategies that significantly affected each Fund's performance during its last fiscal year.
     To request a free copy of the Funds' SAI or annual or semi-annual reports, or to obtain other information please call a Shareholder Services Representative at:
1 (800) 551-1700
Monday - Friday 7:00 a.m. to 7:00 p.m. Central Time

or you can write to:

WASATCH FUNDS
P.O. BOX 2172
MILWAUKEE, WI 53201-2172

     The SAI and other information is available from Wasatch Funds via e-mail or on our web site at www.wasatchfunds.com.
                   --------------------

     You can go to the SEC's web site (http://www.sec.gov) to view reports and other information that Wasatch Funds has filed electronically with the SEC. Copies of this information may be obtained for the cost of duplicating by writing to the Public Reference Section of the Commission, Washington, D.C. 20549-0102. Information about the Funds can be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. or by electronic request at the following e-mail address: publicinfo@sec.gov.
     Call the Commission at (202) 942-8090 for information.


Investment Company Act File Number:
811-4920

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xxxxx


                      STATEMENT OF ADDITIONAL INFORMATION


                              WASATCH FUNDS, INC.
                             150 Social Hall Avenue
                           Salt Lake City, UT  84111


                                January 31, 2000



WASATCH FUNDS, INC. ("Wasatch Funds" or the "Company") is an open-end management investment company issuing shares of Common Stock in seven separate series or "Funds," six of which are publicly offered and are described herein: Micro Cap Fund, Small Cap Value Fund (formerly Micro-Cap Value Fund), Small Cap Growth Fund (formerly Aggressive Equity Fund), Core Growth Fund (formerly Growth Fund), Ultra Growth Fund (formerly Mid Cap Fund) and Wasatch-Hoisington U.S. Treasury Fund.


This Statement of Additional Information is not a Prospectus but contains information in addition to, and more detailed than, that set forth in the Prospectus and should be read in conjunction with the Prospectus. A Prospectus may be obtained without charge by calling 1 (800) 551-1700 or writing to Wasatch Funds at P.O. Box 2172, Milwaukee, Wisconsin 53202-2172. The Statement of Additional Information and the related Prospectus are both dated January 31, 2000. Capitalized terms used herein and not defined have the same meanings as those used in the Prospectus.

The following financial statements are incorporated by reference to the Annual Report, dated September 30, 1999 of Wasatch Funds, Inc. (File No. 811-4920) as filed with the Securities and Exchange Commission on November 15, 1999.

1.   Schedules of Investments as of September 30, 1999
2.   Statements of Assets and Liabilities as of September 30, 1999
3.   Statements of Operations for Year Ended September 30, 1999
4. Statements of Changes in Net Assets for the Years Ended September 30, 1999 and 1998 (the Small Cap Value Fund commenced operations on December 17,
     1997)
5.   Financial Highlights
6.   Notes to Financial Statements
7.   Report of Independent Public Accountants

Shareholders may obtain a copy of the Annual Report, without charge, by calling 1 (800) 551-1700.


TABLE OF CONTENTS
-----------------

General Information and History.......................................... 2
Investment Objectives and Strategies..................................... 2
Strategies and Risks..................................................... 3
Description of Corporate Bond Ratings.................................... 5
Fund Restrictions and Policies.......................................... 10
Management of the Company............................................... 12
Control Persons and Principal Holders of Securities..................... 14
Investment Advisory and Other Services...................................15
Brokerage Allocation and Other Practices................................ 17
Capital Stock and Other Securities.......................................19
Purchase, Redemption and Pricing of Securities Being Offered.............20
Tax Status...............................................................20
Calculation of Performance Data......................................... 22
Financial Statements.................................................... 23



GENERAL INFORMATION AND HISTORY


Wasatch Funds, Inc. ("Wasatch Funds" or the "Company") was incorporated under Utah law on November 18, 1986 and reincorporated as a Minnesota Corporation in January 1998. The Small Cap Growth Fund, Core Growth Fund and Wasatch-Hoisington U.S. Treasury Fund commenced operations on December 6, 1986, the Ultra Growth Fund on August 16, 1992, the Micro Cap Fund on June 19, 1995 and the Small Cap Value Fund on December 17, 1997.


INVESTMENT OBJECTIVES AND STRATEGIES


Wasatch Funds is an open-end management investment company currently offering six separate Funds which are described herein. The Micro Cap Fund, Small Cap Value Fund, Small Cap Growth Fund, Core Growth Fund and Ultra Growth Fund are each non-diversified funds. The Wasatch-Hoisington U.S. Treasury Fund is a diversified fund.



WASATCH MICRO CAP FUND. It is presently intended that the Micro Cap Fund will close to new investors when it reaches approximately $175 million in assets.
The Micro Cap Fund reserves the right to reconsider closing to new investors, and once closed, may choose to reopen although it has no present intention to do
so.   The Micro Cap Fund seeks long-term growth of capital.  Income is a secondary objective to be sought only when consistent with the primary objective. In pursuit of its investment objective, the Fund will normally invest at least 65% of its total assets in the common stock of companies with market capitalizations of less than $300 million at the time of initial purchase. The Fund is designed for long-term investors. Its strategy is to invest in the smallest companies that the Manager believes possess superior growth potential, and are reasonably priced relative to the Manager's projection of the company's five-year earnings growth rate. The Fund targets two types of investments, core and high growth holdings. Core holdings are companies the Manager believes have the potential to grow at around 15% annually. Core holdings are selected for characteristics that may give the Fund a solid foundation. High growth holdings are companies growing aggressively, often in excess of 25% annually. These companies can boost the Fund's performance, but may be subject to greater stock price fluctuations than core holdings. While the Manager believes investments in the smallest companies present exceptional opportunities for capital appreciation, stock prices of such companies may fluctuate widely. Investors should assess their tolerance for short-term price volatility before investing in this Fund.


WASATCH SMALL CAP VALUE FUND (formerly Wasatch Micro Cap Value Fund). It is presently intended that the Small Cap Value Fund will close to new investors when it reaches approximately $300 million in assets. The Small Cap Value Fund reserves the right to reconsider closing the Fund to new investors, and once closed, may choose to reopen although it has no present intention to do so. The Small Cap Value Fund seeks long-term growth of capital. Income is a secondary objective to be sought only when consistent with the primary objective. The Fund will normally invest at least 65% of its total assets in the common stock of companies with market capitalizations of less than $1.5 billion at the time of initial purchase. It seeks to invest in the stocks of companies the Manager believes are temporarily undervalued due to short-term factors, companies that have declined in value and no longer command an investor following and viable businesses that have not yet become popular.

WASATCH SMALL CAP GROWTH FUND (formerly Wasatch Aggressive Equity Fund). It is presently intended that the Small Cap Growth Fund will close to new investors when it reaches approximately $300 million in assets. The Small Cap Growth Fund reserves the right to reconsider closing the Fund to new investors, and once closed, may choose to reopen although it has no present intention to do so The Small Cap Growth Fund's primary investment objective is long-term growth of capital. Income is a secondary objective to be sought only when consistent with the primary objective. In pursuit of its investment objective, the Fund will normally invest at least 65% of its total assets in the common stock of companies with market capitalizations of less than $1.5 billion at the time of initial purchase. Its strategy is to invest in companies that the Manager believes possess superior growth potential, and are reasonably priced relative to the Manager's projection of the company's five-year earnings growth rate.
The Fund targets two types of investments, core and high growth holdings. Core holdings are companies that are well established and have the potential to grow at least 15% annually and can anchor the portfolio with steady growth over long periods of time. High growth holdings are companies growing aggressively, often in excess of 25% annually. These companies can boost the Fund's performance, but may be subject to greater stock price fluctuations than core holdings. Investments in small companies make this Fund susceptible to greater short-term price fluctuations. It is best suited for patient, long-term investors.


WASATCH CORE GROWTH FUND (formerly Wasatch Growth Fund). The Core Growth Fund's primary investment objective is long-term growth of capital. Income is a secondary objective to be sought only when consistent with the primary objective. In pursuit of its investment objectives, the Fund will normally invest at least 65% of its total assets in the common stock of growing companies. The Fund is designed for long-term investors. However, it takes a more conservative approach to investing than is typical of many funds in this category. Its strategy is to invest in companies the Manager believes are stable and well established and have the potential to grow steadily for long periods of time. Growth may come from market positioning that takes advantage of favorable demographics, increasing demand for products and services, lack of competition in the marketplace and other factors. Investments will typically be in small and mid-size companies with market capitalizations of less than $5 billion at the time of initial purchase. The Manager seeks to purchase stocks at reasonable prices relative to the Manager's projection of a company's five-year earnings growth rate.



WASATCH ULTRA GROWTH FUND (formerly Wasatch Mid Cap Fund). The Ultra Growth Fund seeks long-term growth of capital. Income is a secondary objective to be sought only when consistent with the primary objective. In pursuit of its investment objective the Fund will normally invest at least 65% of its total assets in the common stock of rapidly growing companies in the highest growing sectors of the economy. These companies usually have market capitalizations of less than $5 billion at the time of initial purchase. The Ultra Growth Fund will typically take large positions in companies the Manager believes have outstanding investment potential. The Fund does not limit its investments to certain sectors or industries. However, it will generally focus on the fastest growing sectors. The Manager believes that companies incresing earnings in excess of 25% annually present opportunities for investors to get higher long-run returns. The Fund is designed for long-term investors seeking higher growth of capital, who are comfortable with the greater degree of risk this aggressive strategy entails.


WASATCH-HOISINGTON U.S. TREASURY FUND. The U.S. Treasury Fund's investment objective is to provide a real rate of return (i.e. a rate of return that exceeds the rate of inflation) over a business cycle by investing in U.S. Treasury securities with an emphasis on both income and capital appreciation. In pursuit of its objective, the Fund will invest at least 90% of its total assets in U.S. Treasury securities and in repurchase agreements collateralized by such securities. The remainder of the Fund's portfolio can also be invested in high-quality money market instruments, cash equivalents and cash, which in the opinion of the Sub-Advisor present only minimal credit risks.

STRATEGIES AND RISKS

Each of the Funds' principal investment strategies and the risks associated with those strategies are described in the Prospectus. The following section describes investment strategies, and the associated risks, that may be used by the Funds, but are not principal strategies.


FOREIGN SECURITIES. The Micro Cap, Small Cap Value, Small Cap Growth, Core Growth and Ultra Growth Funds may invest up to 15% of their total assets at the time of purchase in foreign securities. (Securities of foreign issuers which are publicly traded in the United States, either directly or through American Depositary Receipts, are not subject to this 15% limitation.) Investments in foreign countries involve certain risks which are not typically associated with U.S. investments.


ADDITIONAL RISKS OF FOREIGN SECURITIES.

       CURRENCY RISK. The value of the assets of a Fund as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations. A change in the value of any foreign currency relative to the U.S. dollar may cause a corresponding change in the dollar value of a Fund's assets that are denominated or traded in that country. In addition, a Fund may incur costs in connection with conversion between various currencies.

       POLITICAL AND ECONOMIC RISK. Foreign investments may be subject to heightened political and economic risks, particularly in underdeveloped or developing countries which may have relatively unstable governments and economies based on only a few industries. In some countries, there is the risk that the government could seize or nationalize companies, could impose additional withholding taxes on dividends or interest income payable on securities, impose exchange controls or adopt other restrictions that could affect a Fund's investment.

       REGULATORY RISK. Foreign companies not publicly traded in the U.S. are not subject to the regulatory requirements of U.S. companies. There may be less publicly available information about such companies. Foreign companies are not subject to uniform accounting, auditing and financial reporting standards and requirements comparable to those applicable to U.S. companies.

       MARKET RISK. Foreign securities markets, particularly those of underdeveloped or developing countries, may be less liquid and more volatile than domestic markets. There also may be less government supervision and regulation of foreign stock exchanges, brokers and listed companies than in the United States. Certain markets may require payment for securities before delivery and delays may be encountered in settling securities transactions. In some foreign markets, there may not be protection against failure by other parties to complete transactions. There may be limited legal recourse against an issuer in the event of a default on a debt instrument.

       TRANSACTION COSTS. Transaction costs of buying and selling foreign securities, including brokerage, tax and custody, are generally higher than those involved in domestic transactions.

MONEY MARKET INSTRUMENTS. Each Fund may invest in a variety of money market instruments for pending investments, to meet anticipated redemption requests and/or to retain the flexibility to respond promptly to changes in market and economic conditions. Commercial paper represents short-term unsecured promissory notes issued in bearer form by banks or bank holding companies, corporations and finance companies. Certificates of deposit are generally negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties that vary depending upon market conditions and the remaining maturity of the obligation. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there is no market for such deposits. Bank notes and bankers' acceptances rank junior to deposit liabilities of the bank and pari passu with other senior, unsecured obligations of the bank. Bank notes are classified as "other borrowings" on a bank's balance sheet, while deposit notes and certificates of deposit are classified as deposits. Bank notes are not insured by the Federal Deposit Insurance Corporation or any other insurer. Deposit notes are insured by the Federal Deposit Insurance Corporation only to the extent of $100,000 per depositor per bank.


CONVERTIBLE SECURITIES. The Micro Cap, Small Cap Value, Small Cap Growth, Core Growth and Ultra Growth Funds (individually an "Equity Fund" and collectively the "Equity Funds") may invest in convertible securities. Convertible securities entitle the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible securities mature or are redeemed, converted or exchanged. Prior to conversion, convertible securities have characteristics similar to ordinary debt securities or preferred stocks in that they normally provide a stable stream of income with generally higher yields than those of common stock of the same or similar issuers. Convertible securities rank senior to common stock in a corporation's capital structure and therefore generally entail less risk of loss of principal than the corporation's common stock.


In selecting convertible securities for the Funds, the Manager will consider among other factors, its evaluation of the creditworthiness of the issuers of the securities; the interest or dividend income generated by the securities; the potential for capital appreciation of the securities and the underlying common stocks; the prices of the securities relative to other comparable securities and to the underlying common stocks; whether the securities are entitled to the benefits of sinking funds or other protective conditions; diversification of a Fund's portfolio as to issuers; and whether the securities are rated by a rating agency and, if so, the ratings assigned.

The value of convertible securities is a function of their investment value (determined by yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and their conversion value (their worth, at market value, if converted into the underlying common stock). The investment value of convertible securities is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline, and by the credit standing of the issuer and other factors. The conversion value of convertible securities is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible securities is governed principally by their investment value. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible securities will be increasingly influenced by their conversion value. In addition, convertible securities generally sell at a premium over their conversion value determined by the extent to which investors place value on the right to acquire the underlying common stock while holding fixed income securities.

Capital appreciation for a Fund may result from an improvement in the credit standing of an issuer whose securities are held in the Fund or from a general lowering of interest rates, or a combination of both. Conversely, a reduction in the credit standing of an issuer whose securities are held by a Fund or a general increase in interest rates may be expected to result in capital depreciation to the Fund.

DESCRIPTION OF CORPORATE BOND RATINGS. Each Equity Fund may invest in corporate bonds that are rated, at the time of purchase, in the four highest categories by Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Ratings Service ("S&P") or other nationally recognized rating agencies or unrated securities deemed by the Manager to be of comparable quality. The following list describes the various ratings of corporate bonds:

     Description of corporate bond ratings of Moody's:

     Aaa-Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa-Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

     A-Bonds rated A possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa-Bonds rated Baa are considered medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such Bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Description of corporate bond ratings of S&P:

     AAA-This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

     AA-Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

     A-Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

     BBB-Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

CREDIT RISK. Credit risk is the risk that the issuer of a debt security will fail to make payments on the security when due.

INTEREST RATE RISK. Interest rate risk is the risk that the value of a fixed-rate debt security will decline due to changes in market interest rates. Even though some interest-bearing securities are investments which offer a stable stream of income at relatively high current yield, the prices of such securities are affected by changes in interest rates and are therefore subject to market price fluctuations. The value of fixed income securities varies inversely with changes in market interest rates. When interest rates rise, the value of a Fund's portfolio securities, and therefore its net asset value per share, generally will decline. In general, the value of fixed-rate debt securities with longer maturities is more sensitive to changes in market interest rates than the value of such securities with shorter maturities. Thus, if the Fund is invested in securities with longer weighted average maturities, the net asset value of a Fund should be expected to have greater volatility in periods of changing market interest rates.

UNITED STATES GOVERNMENT SECURITIES. To the extent consistent with their respective investment objectives, the Funds may invest in a variety of U.S. Treasury obligations consisting of bills, notes and bonds, which principally differ only in their interest rates, maturities and time of issuance. The Funds may also invest in other securities issued or guaranteed by the U.S. government, its agencies or instrumentalities. Obligations of certain agencies and instrumentalities, such as the Government National Mortgage Association ("GNMA"), are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Export-Import Bank of the United States, are supported by the right of the issuer to borrow from the Treasury; others, such as those of the Federal National Mortgage Association ("FNMA"), are supported by the discretionary authority of the U.S. government to purchase the agency's obligations; still others, such as those of the Student Loan Marketing Association ("SLMA"), are supported only by the credit of the instrumentalities. No assurance can be given that the U.S. government would provide financial support to its agencies or instrumentalities if it is not obligated to do so by law. Obligations of the International Bank for Reconstruction and Development (also known as the World Bank) are supported by subscribed, but unpaid, commitments of its member countries. There is no assurance that these commitments will be undertaken or complied with in the future.

Securities guaranteed as to principal and interest by the U.S. government, its agencies or instrumentalities are deemed to include: (a) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. government or an agency or instrumentality thereof; and (b) participations in loans made to foreign governments or their agencies that are so guaranteed. The secondary market for certain of these participations is limited. Such participations will therefore be regarded as illiquid. No assurance can be given that the U.S. government would provide financial support to its agencies or instrumentalities if it is not obligated to do so by law.

U.S. TREASURY INFLATION-PROTECTION SECURITIES (TIPS). Inflation-protection securities are a relatively new type of marketable book-entry security issued by the United States Department of Treasury ("Treasury") with a nominal return linked to the inflation rate in prices. The index used to measure inflation is the non-seasonally adjusted U.S. City Average All Items Consumer Price Index for All Urban Consumers ("CPIU").

The value of the principal is adjusted for inflation, and every six months the security pays interest, which is an amount equal to a fixed percentage of the inflation-adjusted value of the principal. The final payment of principal of the security will not be less than the original par amount of the security at issuance.

The principal of the inflation-protection security is indexed to the non-seasonally adjusted CPIU. To calculate the inflation-adjusted principal value for a particular valuation date, the value of the principal at issuance is multiplied by the index ratio applicable to that valuation date. The index ratio for any date is the ratio of the reference Consumer Price Index ("CPI") applicable to such date to the reference CPI applicable to the original issue date. Semi-annual coupon interest is determined by multiplying the inflation-adjusted principal amount by one-half of the stated rate of interest on each interest payment date.

Inflation-adjusted principal or the original par amount, whichever is larger, is paid on the maturity date as specified in the applicable offering announcement. If at maturity the inflation-adjusted principal is less than the original principal value of the security, an additional amount is paid at maturity so that the additional amount plus the inflation-adjusted principal equals the original principal amount. Some inflation-protection securities may be stripped into principal and interest components. In the case of a stripped security, the holder of the stripped principal component receives this additional amount. The final interest payment, however, is based on the final inflation-adjusted principal value, not the original par amount.

The reference CPI for the first day of any calendar month is the CPIU for the third preceding calendar month. (For example, the reference CPI for December 1 is the CPIU reported for September of the same year, which is released in October.) The reference CPI for any other day of the month is calculated by a linear interpolation between the reference CPI applicable to the first day of the month and the reference CPI applicable to the first day of the following month.

Any revisions the Bureau of Labor Statistics (or successor agency) makes to any CPIU number that has been previously released will not be used in calculations of the value of outstanding inflation-protection securities. In the case that the CPIU for a particular month is not reported by the last day of the following month, the Treasury will announce an index number based on the last year-over-year CPIU inflation rate available. Any calculations of the Treasury's payment obligations on the inflation-protection security that need that month's CPIU number will be based on the index number that the Treasury has announced. If the CPIU is rebased to a different year, the Treasury will continue to use the CPIU series based on the base reference period in effect when the security was first issued as long as that series continues to be published. If the CPIU is discontinued during the period the inflation-protection security is outstanding, the Treasury will, in consultation with the Bureau of Labor Statistics (or successor agency), determine an appropriate substitute index and methodology for linking the discontinued series with the new price index series. Determinations of the Secretary of the Treasury in this regard are final.

Inflation-protection securities are held and transferred in either of two book-entry systems: the commercial book-entry system (TRADES) and TREASURY DIRECT. The securities are maintained and transferred at their original par amount, i.e., not their inflation-adjusted value. STRIPS components are maintained and transferred in TRADES at their value based on their original par amount of the fully constituted security.

U.S. TREASURY STRIPS. Zero coupon Treasury securities (U.S. Treasury Strips) are debt obligations which do not entitle the holder to periodic interest payments prior to maturity and are traded at a discount from their face amounts. The discount of zero coupon Treasury securities varies primarily depending on the time remaining until maturity and prevailing levels of interest rates. Zero coupon securities can be sold prior to their due date in the secondary market at the then-prevailing market value. The market prices of zero coupon securities are generally more volatile than the market prices of securities of comparable quality and similar maturity that pay interest periodically and may respond to a greater degree to fluctuations in interest rates than do non-zero coupon securities.

STRIPPED OBLIGATIONS. The Funds may purchase Treasury receipts and other "stripped" securities that evidence ownership in either the future interest payments or the future principal payments on U.S. Government obligations. These participations, which may be issued by the U.S. Government (or a U.S. Government agency or instrumentality) or by private issuers such as banks and other institutions, are issued at a discount to their "face value," and may include stripped mortgage-backed securities ("SMBS"). Stripped securities, particularly SMBS, may exhibit greater price volatility than ordinary debt securities because of the manner in which their principal and interest are returned to investors.

SMBS are usually structured with two or more classes that receive different proportions of the interest and principal distributions from a pool of mortgage-backed obligations. A common type of SMBS will have one class receiving all of the interest, while the other class receives all of the principal. However, in some cases, one class will receive some of the interest and most of the principal while the other class will receive most of the interest and the remainder of the principal. If the underlying obligations experience greater than anticipated prepayments of principal the Fund may fail to fully recoup its initial investment. The market value of the class consisting entirely of principal payments can be extremely volatile in response to changes in interest rates. The yields on a class of SMBS that receives all or most of the interest are generally higher than prevailing market yields on other mortgage-backed obligations because their cash flow patterns are also volatile and there is a greater risk that the initial investment will not be fully recouped.

SMBS issued by the U.S. Government (or a U.S. Government agency or instrumentality) may be considered liquid under guidelines established by the Board of Directors if they can be disposed of promptly in the ordinary course of business at a value reasonably close to that used in the calculation of the Fund's per share net asset value.

Within the past several years, the Treasury Department has facilitated transfers of ownership of zero coupon securities by accounting separately for the beneficial ownership of particular interest coupon and principal payments on Treasury securities through the Federal Reserve book-entry record-keeping system. The Federal Reserve program was established by the Treasury Department and is known as "STRIPS" or "Separate Trading of Registered Interest and Principal of Securities." The Fund may purchase securities registered in the STRIPS program. Under the STRIPS program, the Fund will be able to have beneficial ownership of zero coupon securities recorded directly in the book-entry record-keeping system in lieu of having to hold certificates or other evidences of ownership of the underlying U.S. Treasury securities.

In addition, the Funds may acquire U.S. Government obligations and their unmatured interest coupons that have been separated ("stripped") by their holder, typically a custodian bank or investment brokerage firm. Having separated the interest coupons from the underlying principal of the U.S. Government obligations, the holder will resell the stripped securities in custodial receipt programs with a number of different names, including "Treasury Income Growth Receipts" ("TIGRs") and "Certificate of Accrual on Treasury Securities" ("CATS"). The stripped coupons are sold separately from the underlying principal, which is usually sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest (cash) payments. The underlying U.S. Treasury bonds and notes themselves are held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (i.e., unregistered securities which are ostensibly owned by the bearer or holder), in trust on behalf of the owners. Counsel to the underwriters of these certificates or other evidences of ownership of U.S. Treasury securities have stated that, in their opinion, purchasers of the stripped securities most likely will be deemed the beneficial holders of the underlying U.S. Government obligations for Federal tax purposes. The Manager is unaware of any binding legislative, judicial or administrative authority on this issue.

REPURCHASE AGREEMENTS. Each Fund may agree to purchase portfolio securities from financial institutions subject to the seller's agreement to repurchase them at a mutually agreed upon date and price ("repurchase agreements"). Although the securities subject to a repurchase agreement may bear maturities exceeding one year, settlement for the repurchase agreement will never be more than one year after a Fund's acquisition of the securities and normally will be within a shorter period of time. Securities subject to repurchase agreements are held either by the Funds' custodian or subcustodian (if any), or in the Federal Reserve/Treasury Book-Entry System. The seller under a repurchase agreement will be required to maintain the value of the securities subject to the agreement in an amount exceeding the repurchase price (including accrued interest). Repurchase agreements may be considered loans to the seller, collateralized by the underlying securities. The risk to a Fund is limited to the ability of the seller to pay the agreed upon sum on the repurchase date; in the event of default, the repurchase agreement provides that a Fund is entitled to sell the underlying collateral. If the value of the collateral declines after the agreement is entered into, however, and if the seller defaults under a repurchase agreement when the value of the underlying collateral is less than the repurchase price, a Fund could incur a loss of both principal and interest. The Funds' Manager and the Sub-Advisor for the Wasatch-Hoisington U.S. Treasury Fund, monitor the value of the collateral at the time the action is entered into and at all times during the term of the repurchase agreement. This is done in an effort to determine that the value of the collateral always equals or exceeds the agreed upon repurchase price to be paid to the Fund. If the seller were to be subject to a federal bankruptcy proceeding, the ability of a Fund to liquidate the collateral could be delayed or impaired because of certain provisions of the bankruptcy laws.

LENDING OF PORTFOLIO SECURITIES. Consistent with applicable regulatory requirements, the Funds may lend their portfolio securities to brokers, dealers and financial institutions, provided that outstanding loans do not exceed in the aggregate 33-1/3% of the value of a Fund's total assets and provided that such loans are callable at any time by a Fund and are at all times secured by cash or equivalent collateral that is at least equal to the market value, determined daily, of the loaned securities. The advantage of such loans is that a Fund continues to receive interest and dividends of the loaned securities, while at the same time earning interest either directly from the borrower or on the collateral which will be invested in short-term obligations.

A loan may be terminated by the borrower on one business day's notice or by a Fund at any time. If the borrower fails to maintain the requisite amount of collateral, the loan automatically terminates, and the Fund could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral. As with any extensions of credit, there are risks of delay in recovery and in some cases loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will only be made to firms determined to be creditworthy pursuant to procedures approved by the Board of Directors. On termination of the loan, the borrower is required to return the securities to a Fund and any gain or loss in the market price during the loan would be borne by a Fund.

Since voting or consent rights which accompany loaned securities pass to the borrower, a Fund will follow the policy of calling the loan, in whole or in part as may be appropriate, to permit the exercise of such rights if the matters involved would have a material effect on a Fund's investment in the securities which are the subject of the loan. A Fund will pay reasonable finders, administrative and custodial fees in connection with a loan of its securities or may share the interest earned on collateral with the borrower.


CALCULATION OF PORTFOLIO TURNOVER RATE. The portfolio turnover rate for the Funds is calculated by dividing the lesser of purchases or sales of portfolio investments for the reporting period by the monthly average value of the portfolio investments owned during the reporting period. The calculation excludes all securities, including options, whose maturities or expiration dates at the time of acquisition are one year or less. Portfolio turnover may vary greatly from year to year as well as within a particular year, and may be affected by cash requirements for redemption of shares. The Funds are not restricted by policy with regard to portfolio turnover and will make changes in their investment portfolios from time to time as business and economic conditions as well as market prices may dictate. The current portfolio turnover rates for the Micro Cap, Small Cap Value, Small Cap Growth, Core Growth, Ultra Growth and Wasatch-Hoisington U.S. Treasury Funds are set forth in the current Prospectus.


FUND RESTRICTIONS AND POLICIES

The Company has adopted the following restrictions and policies relating to the investment of assets of the Funds and their activities. These are fundamental policies and may not be changed without the approval of the holders of a majority of the outstanding voting shares of each Fund affected (which for this purpose and under the Investment Company Act of 1940 means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares). A change in policy affecting only one Fund may be effected with the approval of a majority of the outstanding shares of such Fund.



The Micro Cap Fund, Small Cap Value Fund, Small Cap Growth Fund, Core Growth Fund, Ultra Growth Fund and Wasatch-Hoisington U.S. Treasury Fund may not:


     1. Purchase or sell real estate, provided that the Funds may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein. Each of the Funds has no current intention to invest in securities of this nature.

     2. Purchase or sell physical commodities (including, by way of example and not by way of limitation, grains, oilseeds, livestock, meat, food, fiber, metals, petroleum, petroleum-based products or natural gas) or futures or options contracts with respect to physical commodities.
        This restriction shall not restrict the Funds from purchasing or selling any financial contracts or instruments which may be deemed commodities (including, by way of example and not by way of limitation, options, futures, and options on futures with respect, in each case, to interest rates, currencies, stock indices, bond indices or interest rate indices) or any security which is collateralized or otherwise backed by physical commodities.

     3. Purchase any security on margin, except that the Funds may obtain such short-term credit as may be necessary for the clearance of transactions.

     4. Make short sales of securities.

     5. Make loans to other persons, except that they may lend portfolio securities representing up to one-third of the value of their total assets. (The Funds, however, may purchase and hold debt instruments and enter into repurchase agreements in accordance with their investment objectives and policies.)

     6. Issue any senior securities (as defined in the 1940 Act) other than as set forth in restriction number 7 below.

     7. Borrow money, except for temporary purposes. The amount of such borrowing may not exceed 10% of each Fund's total assets. The Funds will not borrow money for leverage purposes. For the purpose of this restriction, the use of options and futures transactions shall not be deemed the borrowing of money. (As a non-fundamental policy, no Fund will make additional investments while its borrowing exceeds 5% of total assets.)

     8. Underwrite securities of other issuers except insofar as the Funds may be deemed an underwriter under the Securities Act of 1933 in selling portfolio securities.

     9. Invest more than 25% of its total assets (taken at market value at the time of each investment) in the securities of issuers in any particular industry.

In addition, the Wasatch-Hoisington U.S. Treasury Fund may not:

     a. As to 75% of the Fund's total assets, invest in the securities of any one issuer (other than the United States Government or government agencies or instrumentalities) if immediately after and as a result of such investment, the value of the holdings of the Fund in the securities of such issuer exceeds 5% of the Fund's total assets, taken at market value.

     b. As to 75% of the Fund's total assets, invest in the securities of any one issuer (other than the United States Government or government agencies or instrumentalities) if immediately after and as a result of such investment, the Fund owns more than 10% of the outstanding voting securities, or more than 10% of any class of securities of such issuer.

The following restrictions are non-fundamental restrictions and may be changed by the Company's Board of Directors without shareholder vote.


The Micro Cap Fund, Small Cap Value Fund, Small Cap Growth Fund, Core Growth Fund, Ultra Growth Fund and Wasatch-Hoisington U. S. Treasury Fund will not:


     1. Make investments for the purpose of exercising control or management.

     2. Invest more than 5% of its net assets in other investment companies.

     3. Invest more than 15% of its net assets in all forms of illiquid investments, as determined pursuant to applicable Securities and Exchange Commission rules and interpretations.

     4. Purchase or sell interests in oil, gas or other mineral exploration or development programs, although it may invest in the securities of issuers which invest in or sponsor such programs.

     5. Invest more than 5% of its total assets (taken at market value at the time of each investment) in "Special Situations," i.e., companies in the process of reorganization or buy-out, except the Small Cap Value Fund may invest up to 10% of its net assets in "Special Situations."

     6. Invest more than 10% of its net assets in the securities of new issuers, who with predecessors have operating records of three (3) years or less.

Any investment restriction or limitation, fundamental or otherwise, appearing in the Prospectus or Statement of Additional Information, which involves a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the percentage occurs immediately after an acquisition of securities or utilization of assets, and such excess results therefrom.

MANAGEMENT OF THE COMPANY

The business affairs of Wasatch Funds are supervised by its Board of Directors. The Board consists of five directors who are elected and serve until their successors are elected and qualified.

Dr. Samuel S. Stewart, Jr., is President and Chairman of the Board of Wasatch Funds and Chairman of the Board of Wasatch Advisors. Dr. Stewart is the only owner of more than 25% of Wasatch Advisors and is thus deemed to control the Manager. All interested directors of Wasatch Funds are also officers and directors of Wasatch Advisors.

The directors and executive officers of the Funds and their principal occupations for at least the last five years are set forth below. Unless otherwise noted, the address of each executive officer and director is 150 Social Hall Avenue, Salt Lake City, Utah 84111. Wasatch Advisors, Inc. retains proprietary rights to the Company name.

     <F1>Samuel S. Stewart, Jr., Ph.D., CFA - President and
         Chairman of the Board

         President and Chairman of the Board of the Company; Chairman of the Board and Director of Research for the Manager since 1975; Professor of Finance at the University of Utah since 1975. Age 57.

     <F1>Roy S. Jespersen, MBA - Vice President and Director

         Vice President and Director of the Company; Vice President, Director of Client Services and Marketing for the Manager since 1983. Age 56.

     <F1>Venice F. Edwards, CFA - Secretary/Treasurer

         Secretary/Treasurer of the Company; Compliance Officer for the Manager since 1995; Portfolio Manager for the Manager since 1983. Age 49.

     <F1>Jeff S. Cardon, CFA -Executive Vice President and Director

         Vice President and Director of the Company; President since 1999 and Director of the Manager since 1985; Security Analyst for the Manager since 1980. Age 42.

     James U. Jensen - Director
     NPS Pharmaceuticals, Inc.
     420 Chipeta Way
     Salt Lake City, Utah  84108

        Director of the Company; Vice President of Corporate Development and Legal Affairs, NPS Pharmaceuticals, Inc.; previously Chairman and a partner at Woodbury, Jensen, Kesler & Swinton, P.C. from 1986 to 1991. Age 55.

     William R. Swinyard - Director
     Management Office
     680 Tanner Building
     Brigham Young University
     Provo, Utah  84602

        Director of the Company; Professor of Business Management, Brigham Young University since 1985; Vice President for Struman and Associates, Inc., a management consulting firm since 1983. Age 59.

     <F1> Interested person, as defined in the Investment Company Act of 1940, of the Company.

The Board of Directors has appointed the officers of the Company to be responsible for the overall management and day-to-day operations of the Company's business affairs between board meetings.

The Funds' standard method of compensating Directors is to pay each disinterested Director an annual fee of $10,000 for services rendered, including attending meetings of the Board of Directors. The Funds also may reimburse its disinterested Directors for travel expenses incurred in order to attend meetings of the Board of Directors. Officers serve in that capacity without compensation from the Company. The table below sets forth the compensation paid to the Company's Directors and Officers during the fiscal year ended September 30, 1999 (exclusive of out-of-pocket expenses reimbursed).

                               COMPENSATION TABLE


                            Aggregate          Total Compensation
Name of Person, Position    Compensation From  From Company Paid
                            Company            to Directors

Samuel S. Stewart, Jr.              $0                  $0
President and Chairman of
the Board

Roy S. Jespersen, Vice              $0                  $0
President and Director

Venice Edwards                      $0                  $0
Secretary/Treasurer

Jeff S. Cardon, Vice                $0                  $0
President
and Director

James U. Jensen                   $12,500            $12,500
Director

William R. Swinyard               $10,000            $10,000
Director


CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

As of October 31, 1999, the Funds were aware that the following persons or entities owned a controlling interest (ownership of greater than 25%) or owned of record 5% or more of the outstanding shares of each of the Funds. Shareholders with a controlling interest could effect the outcome of proxy voting or the direction of management of the Company.

                         SERIES A - WASATCH SMALL CAP GROWTH FUND

Charles Schwab & Co., Inc.<F2>, 101 Montgomery Street, San Francisco, CA 94104, 16%; National Financial Services Corp.<F2>, 200 Liberty Street, One World Financial Center, New York, NY 10008-3908, 8%.


                         SERIES B - WASATCH CORE GROWTH FUND


Charles Schwab & Co., Inc.<F2>, 101 Montgomery Street, San Francisco, CA 94104, 40%; National Financial Services Corp.<F2>, 200 Liberty Street, One World Financial Center, New York, NY 10008-3908, 11%; Salomon Smith Barney, Inc., 388 Greenwich Street, New York, NY 10013, 12%.

                SERIES C - WASATCH-HOISINGTON U.S. TREASURY FUND

Charles Schwab & Co., Inc.<F2>, 101 Montgomery Street, San Francisco, CA 94104, 33%; National Financial Services, Corp.<F2>, 200 Liberty Street, One World Financial Center, New York, NY 10008-3908, 24%.


                      SERIES D - WASATCH ULTRA GROWTH FUND


Charles Schwab & Co., Inc.<F2>, 101 Montgomery Street, San Francisco, CA 94104, 23%; National Financial Services Corp.<F2>, 200 Liberty Street, One World Financial Center, New York, NY 10008-3908, 10%.

                       SERIES E - WASATCH MICRO CAP FUND

Charles Schwab & Co., Inc.<F2>, 101 Montgomery Street, San Francisco, CA 94104, 27%; National Financial Services Corp.<F2>, 200 Liberty Street, One World Financial Center, New York, NY 10008-3908, 10%.

                    SERIES G _ WASATCH SMALL CAP VALUE FUND

Charles Schwab & Co., Inc.<F2>, 101 Montgomery Street, San Francisco, CA 94104, 17%; National Financial Services Corp.<F2>, 200 Liberty Street, One World Financial Center, New York, NY 10008-3908, 9%; Two R Management Ltd., 3187 North Foothill Drive, Provo, UT 84604, 12%.


As of October 31, 1999 the directors and officers as a group owned less than 1% of the outstanding shares of each Fund except the Wasatch Small Cap Growth Fund and Wasatch Small Cap Value Fund, of which the directors and officers owned 1.42% and 4.36% respectively.


<F2> Shareholders of record, not beneficial owners.

INVESTMENT ADVISORY AND OTHER SERVICES

As described above and in the Prospectus, Wasatch Advisors, Inc. is responsible for making investment decisions and providing services for Wasatch Funds under an advisory and service contract. The Manager, organized in September 1975, has been in the business of investment management since November 1975, and currently has total assets under management including the assets of the Funds of approximately $1.2 billion as of October 31, 1999.

The principal executive officers and directors of the Manager are Samuel S. Stewart, Jr., Ph.D., Chairman of the Board; Jeff S. Cardon, President and Director; Roy S. Jespersen, Vice President and Director; Venice F. Edwards, Secretary; Karey Barker, Director; and Robert Gardiner, Director. Dr. Samuel S. Stewart, Jr. is the only owner of the Manager who owns more than 25% of the Manager's outstanding equity and is deemed to control the Manager.


Under an Advisory and Service Contract, the Small Cap Growth and Core Growth Funds pay the Manager a monthly fee computed on average daily net assets of each Fund at the annual rate of 1.0%, the Small Cap Value Fund pays the Manager at the annual rate of 1.5%, the Micro Cap Fund pays the Manager at the annual rate of 2.0%, and the Ultra Growth Fund pays the Manager at an annual rate of 1.25%. The Wasatch-Hoisington U.S. Treasury Fund pays the Manager a monthly fee computed on average daily net assets of the Fund at the annual rate of 0.50%. These fees are higher than those paid by some investment companies. The management fees are computed and accrued daily and are payable monthly.


The Manager provides an investment program for, and carries out the investment policy and manages the portfolio assets of, each Fund. The Manager is authorized, subject to the control of the Board of Directors of the Company, to determine the selection, quantity and time to buy or sell securities for each Fund. In addition to providing investment services, the Manager pays for office space and facilities for the Company.

The Funds pay all of their own expenses, including, without limitation: the cost of preparing and printing registration statements required under the Securities Act of 1933 and the 1940 Act and any amendments thereto; the expense of registering shares with the SEC and in the various states; costs of typesetting, printing and mailing the Prospectus, Statement of Additional Information and reports to shareholders; reports to government authorities and proxy statements; fees paid to directors who are not interested persons (as defined in the 1940
Act); interest charges; taxes; legal expenses; association membership dues; auditing services; administrative services; insurance premiums; fees and expenses of the Custodian of the Funds' assets; printing and mailing expenses; charges and expenses of dividend disbursing agents, accounting services agents, registrars and stock transfer agents; certain expenses incurred by employees of the Manager; and extraordinary and non-recurring expenses.


The Manager has voluntarily agreed to limit until September 30, 2000 Small Cap Growth Fund and Core Growth Fund expenses to 1.50%, Micro Cap Fund expenses to 2.50%, Ultra Growth Fund expenses to 1.75%, Small Cap Value Fund expenses to 1.95%, and Wasatch-Hoisington U.S. Treasury Fund expenses to 0.75% of average net assets calculated on a daily basis and will pay all expenses excluding interest, taxes and extraordinary expenses, in excess of such limitation. The Manager may rescind these limitations on expenses at any time and in the event of rescission the terms of the Advisory and Service Contract would govern.


For the fiscal years ended September 30, 1999, 1998 and 1997, the Manager accrued the following management fees and waived a portion of its management fees in the following amounts (the Small Cap Value Fund commenced operations on December 17, 1997):

                                           1999         1998         1997
      Micro Cap Fund
        Gross Management Fees           $2,804,083   $2,777,499   $1,060,550
        Waived Management Fees                   0       10,302      123,680

      Small Cap Value Fund
        Gross Management Fees             $238,650     $168,330   $1,774,510
        Waived Management Fees              36,671       63,716       68,760

      Small Cap Growth Fund
        Gross Management Fees           $1,401,362   $1,691,806   $1,934,279
        Waived Management Fees                   0            0       81,327

      Core Growth Fund
        Gross Management Fees           $1,649,180   $1,652,942     $954,694
        Waived Management Fees                   0            0            0

      Ultra Growth Fund
             Gross Management Fees        $579,749     $716,723   $1,060,550
              Waived Management Fees        13,038       85,203      123,680

      Wasatch-Hoisington
      U.S. Treasury Fund
        Gross Management Fees             $435,364     $108,334      $50,068
        Waived Management Fees             170,043       43,480       47,278

GENERAL INFORMATION
-------------------


ADMINISTRATOR AND TRANSFER AGENT. Pursuant to Administration and Fund Accounting Agreements (the "Administration Agreements"), Sunstone Financial Group, Inc. ("Sunstone"), 207 East Buffalo Street, Suite 400, Milwaukee, WI 53202-5712, calculates daily net asset values of each Fund, oversees the Funds' Custodian, prepares and files all federal and state tax returns and required tax filings (other than those required to be made by the Funds' Custodian), oversees the Funds' insurance relationships, participates in the preparation of the Funds' registration statement, proxy statements and reports, prepares compliance filings pursuant to state securities laws, compiles data for and prepares notices to the Securities and Exchange Commission, prepares financial statements for the annual and semi-annual reports to the Securities and Exchange Commission and current investors, monitors the Funds' expense accounts, monitors the Funds' status as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), monitors compliance with the Funds' investment policies and restrictions and generally assists in the Funds' administrative operations. As Administrator, Sunstone, at its own expense, and without reimbursement from the Funds, furnishes office space and all necessary office facilities, equipment, supplies and clerical and executive personnel for performing the services required to be performed by it under the Administration Agreements. For the foregoing, Sunstone receives a fee on the combined value of the Funds computed daily and payable monthly, at the annual rate of twenty-eight one-hundredths of one percent (0.28%) on the first $50 million of the average daily net assets, and decreasing as assets reach certain levels, subject to the following minimum fees: Micro Cap Fund ($50,000); Small Cap Value Fund ($50,000), Small Cap Growth Fund ($50,000); Core Growth Fund ($50,000); Ultra Growth Fund ($50,000); and Wasatch-Hoisington U.S. Treasury Fund ($50,000).


Sunstone also acts as the Funds' Transfer Agent. As Transfer Agent, Sunstone keeps records of the shareholder accounts and transactions. Each Fund pays Sunstone a Transfer Agent fee based on the number of shareholder accounts, subject to a minimum annual fee.

CUSTODIAN. UMB Bank, n.a. serves as the Funds' Custodian. The Custodian is responsible for, among other things, safeguarding and controlling the Company's cash and securities. The Funds pay a monthly fee at the annual rate of .75 basis points on combined net assets up to $500,000,000, plus .50 basis points on the combined net assets in excess of $500,000,000.

The Company, on behalf of each of the Funds, has also entered into service agreements with various brokerage firms pursuant to which the brokers provide certain administrative services with respect to their customers who are beneficial owners of shares of the Funds. Pursuant to these service agreements, the Funds compensate the brokers for the administrative services provided which compensation is based on the aggregate assets of their customers that are invested in the Funds.

LEGAL COUNSEL. Michael J. Radmer, Dorsey & Whitney LLP, 220 South Sixth Street, Minneapolis, Minnesota 55402-1498, acts as legal counsel to the Company and reviews certain legal matters for the Company in connection with the shares offered by the Prospectus.

INDEPENDENT AUDITORS. Arthur Andersen LLP, 100 East Wisconsin Avenue, Suite 1900, Milwaukee, WI 53202-4107 are the Company's independent Certified Public Accountants. In this capacity the firm is responsible for auditing the financial statements of the Company and reporting thereon.

BROKERAGE ALLOCATION AND OTHER PRACTICES


The Manager is responsible for selecting the broker or dealer to execute transactions for the Wasatch Equity Funds (Micro Cap, Small Cap Value, Small Cap Growth, Core Growth and Ultra Growth Funds), and for negotiating and determining any commission rates to be paid for such transactions. The Manager has no affiliated broker-dealer. The Manager will use its best efforts to have transactions executed at prices that are advantageous to the Equity Funds and at commission rates that are reasonable in relation to the benefits received. The Manager may consider a number of factors when selecting a broker or dealer to effect a transaction, including its financial strength and stability, its reputation and access to the markets for the security being traded, the efficiency with which the transaction will be effected, and the value of research products and services that a broker lawfully may provide to assist the Manager in the exercise of its investment decision-making responsibilities. The Company's Board of Directors has authorized the Manager to pay a broker who provides research services commissions that are competitive but that are higher than the lowest available rate that another broker might have charged, if the Manager determines in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided. Payment of higher commissions in exchange for research services will be made in compliance with the provisions of Section 28 (e) of the Securities Exchange Act of 1934 and other applicable state and federal laws.


Research products and services provided to the Manager by broker-dealers may include proprietary research, written or oral, computer equipment or terminals, software and databases which provide access to data and analysis of market data, statistical information and securities data, analysis and pricing.

Consistent with both the Conduct Rules of the National Association of Securities Dealers, Inc. and such other policies as the Board of Directors may determine, and subject to seeking best execution, the Manager may consider sales of shares of the Company as a factor in the selection of dealers to execute portfolio transactions for the Company.

The Manager places portfolio transactions for other advisory accounts. Research services furnished by firms through which the Company effects its securities transactions may be used by the Manager in servicing all of its accounts; not all of such services may be used by the Manager in connection with the Company. In the opinion of the Manager, the benefits from research services to each of the accounts (including the Company) managed by the Manager cannot be measured separately. Because the volume and nature of the trading activities of the accounts are not uniform, the amount of commissions in excess of the lowest available rate paid by each account for brokerage and research services will vary. However, in the opinion of the Manager, such costs to the Company will not be disproportionate to the benefits received by the Company on a continuing basis.

The Manager's brokerage practices are monitored on at least an annual basis by the Board of Directors including the disinterested persons (as defined in the Investment Company Act of 1940) of the Manager.

During the years ended September 30, 1999, 1998 and 1997, the Company paid the following brokerage commissions on agency transactions (the Small Cap Value Fund commenced operations on December 17, 1997):


                                                1999       1998       1997

Micro Cap Fund                                  $99,355    $173,701   $102,691
Small Cap Value Fund                            $54,708     $97,166         $0
Small Cap Growth Fund                          $105,010    $191,834   $181,019
Core Growth Fund                               $386,944    $383,599   $136,424
Ultra Growth Fund                               $37,868     $91,381   $139,068
Wasatch-Hoisington U.S. Treasury Fund                $0          $0         $0


There are no commission or stated markups on principal transactions of the Company. The purchases are executed at the ask price net and the sales are executed at the bid price net. The changes in the brokerage commissions in the three years noted are the result of changes in the turnover rates of the Funds and their sizes.

During the fiscal year ended September 30, 1999, the Funds directed brokerage transactions to brokers for research services provided. The amount of such transactions and related commissions are as follows:

                                       1999
                                       Research         Research Commissions
                                       Commission
                                       Transactions

      Micro Cap Fund                   $40,596,810      $91,908
      Small Cap Value Fund             $12,213,708      $48,528
      Small Cap Growth Fund            $49,097,962      $88,664
      Core Growth Fund                 $107,980,004     $326,893
      Ultra Growth Fund                $20,512,226      $33,742
      Wasatch-Hoisington U.S.          $0               $0
      Treasury Fund


CAPITAL STOCK AND OTHER SECURITIES

Wasatch Funds was incorporated under Utah law on November 18, 1986, and reincorporated as a Minnesota corporation in January 1998. The Company is an open-end, registered management investment company under the 1940 Act.

The Company is authorized to issue shares in separate series, or "Funds." Seven such Funds have been established:

Series A Common - Small Cap Growth Fund
Series B Common - Core Growth Fund
Series C Common - Wasatch-Hoisington U.S. Treasury Fund
Series D Common - Ultra Growth Fund
Series E Common - Micro Cap Fund
Series F Common _ World Wide Fund
Series G Common _ Small Cap Value Fund

The Board of Directors is authorized to create new Funds in addition to those already existing without the approval of the shareholders of the Company. All shares of each respective Fund have equal voting rights; each share is entitled to one vote per share (with proportionate voting for fractional shares). Only shareholders of a Fund are entitled to vote on matters concerning that Fund.

The assets received by the Company upon the sale of shares of each Fund and all income, earnings, profits and proceeds thereof, subject only to the rights of creditors, are specifically allocated to such Fund. They constitute the underlying assets of each Fund, are required to be segregated on the books of account, and are to be charged with the expenses of such Fund. Any general expenses of the Company not readily identifiable as belonging to a particular Fund will be allocated on the basis of each Fund's relative net assets during the fiscal year.

Each share of a Fund has equal dividend, distribution, liquidation and voting rights with other shares of that Fund. Each issued and outstanding share is entitled to participate equally in dividends and distributions declared by the Fund and upon liquidation or dissolution of the series in the net assets remaining after satisfaction of outstanding liabilities.

The shares of each Fund, when issued, will be fully paid and non-assessable, have no preference, preemptive, conversion, or exchange or similar rights, and will be freely transferable.

To illustrate the method of computing the offering price of Company shares, the offering price per share on September 30, 1999 was as follows (the Small Cap Value Fund commenced operations on December 17, 1997):




                                                                                                                   Wasatch-
                                       Micro Cap      Small Cap      Small Cap          Core         Ultra      Hoisington U.S.
                                          Fund        Value Fund    Growth Fund     Growth Fund   Growth Fund    Treasury Fund
                                     -------------  -------------  -------------   ------------- -------------   -------------

Net Assets divided by                 $144,875,357    $16,770,480   $145,914,857   $173,118,241    $41,204,734    $76,999,283
Shares Outstanding                      32,870,522      6,904,849      5,609,268      8,394,943      2,058,045      6,589,703
equals
Net Asset Value Per Share                    $4.41          $2.43         $26.01         $20.62         $20.02         $11.68
(Offering & Redemption Price)


SHAREHOLDER MEETINGS. Reincorporating the Funds in Minnesota means that the Funds are no longer required to hold annual meetings of shareholders as they were under Utah law. Minnesota bylaws provide for addressing important issues at specially scheduled shareholder meetings.

Wasatch Funds is always happy to meet with shareholders. We communicate important information about the Funds through Annual and Semi-Annual Reports, newsletters, special mailings and other events throughout the year.

PURCHASE, REDEMPTION AND PRICING OF SECURITIES BEING OFFERED

The procedures to be followed in the purchase and redemption of shares as well as the method of determining the net asset value are fully disclosed in the Prospectus. As indicated in the Prospectus, the net asset value is calculated each day the New York Stock Exchange is open for trading. The New York Stock Exchange is closed on the following national holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Investors may exchange their shares of a Fund for the Northern U.S. Government Money Market Fund as provided in the Prospectus. Sunstone, in its capacity as Transfer Agent for the Funds, receives a service fee from the U.S. Government Money Market Fund at the annual rate of 0.25% of 1% of the average daily net asset value of the shares exchanged from the Funds into the U.S. Government Money Market Fund.

The Funds have filed a notification of election under Rule 18f-1 of the Investment Company Act committing itself to pay in cash all requests for redemption by any shareholder of record, limited in amount with respect to each shareholder of record during any 90-day period to the lesser of :

          (1)  $250,000 or

          (2) 1% of the net asset value of each Fund at the beginning of such election period.

The Funds intend to also pay redemption proceeds in excess of such lesser amount in cash, but reserve the right to pay such excess amount in kind, if it is deemed in the best interest of the Funds to do so. In making a redemption in kind, the Funds reserve the right to make a selection from each portfolio holding of a number of shares which will reflect the portfolio makeup and the value will approximate as closely as possible the value of the Funds' shares being redeemed; any shortfall will be made up in cash. Investors receiving an in kind distribution are advised that they will likely incur a brokerage charge on the sale of such securities through a broker. The values of portfolio securities distributed in kind will be the values used for the purpose of calculating the per share net asset value used in valuing the Funds' shares tendered for redemption.

TAX STATUS

Reference is made to "Dividends, Capital Gain Distributions and Taxes" in the Prospectus.

Each Fund will be treated as a separate entity for Federal income tax purposes. Each Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). By so qualifying, each Fund will not be subject to Federal income taxes to the extent that it distributes its net investment income and realized net capital gains.

For Federal income tax purposes, distributions paid from net investment income and from any realized net short-term capital gain are taxable to shareholders as ordinary income, whether received in cash or in additional shares. Dividends are taxable as ordinary income, whereas capital gain distributions are taxable as long-term capital gains. The 70% dividends-received deduction for corporations will apply only to the proportionate share of the dividend attributable to dividends received by a Fund from domestic corporations.

Any dividend or capital gain distribution paid shortly after a purchase of shares of a Fund will have the effect of reducing the per share net asset value of such shares by the amount of the dividend or distribution. Furthermore, even if the net asset value of the shares of a Fund immediately after a dividend or distribution is less than the cost of such shares to the investor, the dividend or distribution will be taxable to the investor.

Redemption of shares will generally result in a capital gain or loss for income tax purposes. Such capital gain or loss will be long-term or short-term, depending upon the holding period. However, if a loss is realized on shares held for six months or less, and the investor received a capital gain distribution during that period, then such loss is treated as a long-term capital loss to the extent of the capital gain distribution received. Investors may also be subject to state and local taxes.

A Fund is required to withhold federal income tax at a rate of 31% ("backup withholding") from dividend payments and redemption and exchange proceeds if an investor fails to furnish a Fund with his Social Security Number or other Tax Identification Number or fails to certify under penalty of perjury that such number is correct or that he is not subject to backup withholding due to the underreporting of income. The certification form is included as part of the share purchase application and should be completed when the account is opened.

Under the Code, each Fund will be subject to a 4% excise tax on a portion of its undistributed income if it fails to meet certain distribution requirements by the end of the calendar year. Each Fund intends to make distributions in a timely manner and accordingly does not expect to be subject to the excise tax.

Under the Code, any dividend declared by a regulated investment company in October, November or December of any calendar year and payable to shareholders of record on a specified date in such month shall be deemed to have been received by each shareholder on such date, and to have been paid by such company on such date if such dividend is actually paid by the company before February 1 of the following calendar year.

This section is not intended to be a full discussion of present or proposed federal income tax laws and the effect of such laws on an investor. Investors are urged to consult with their respective tax advisors for a complete review of the tax ramifications of an investment in a Fund.


If a Fund invests in zero coupon bonds upon their issuance, such obligations will have original issue discount in the hands of the Fund. Generally, the original issue discount equals the difference between the "stated redemption price at maturity" of the obligation and its "issue price," as those terms are defined in the Code. Similarly, if a Fund acquires an already issued zero coupon bond from another holder, the bond will have original issue discount in a Fund's hands, equal to the difference between the "adjusted issue price" of the bond at the time a Fund acquires it (that is, the original issue price of the bond plus the amount of original issue discount accrued to date) and its stated price at maturity. In each case, a Fund is required to accrue as ordinary interest income a portion of the original issue discount even though it receives no cash currently as interest payment on the obligation.


If a Fund invests in TIPS, it will be required to treat as original issue discount any increase in the principal amount of the securities that occurs during the course of its taxable year. If a Fund purchases such inflation protection securities that are issued in stripped form either as stripped bonds or coupons, it will be treated as if it had purchased a newly issued debt instrument having original issue discount.

Because each Fund is required to distribute substantially all of its net investment income (including accrued original issue discount), a Fund investing in either zero coupon bonds or TIPS may be required to distribute to shareholders an amount greater than the total cash income it actually receives. Accordingly, in order to make the required distributions, a Fund may be required to borrow or liquidate securities.

CALCULATION OF PERFORMANCE DATA

The Funds may occasionally advertise performance data such as total return or yield. To facilitate the comparability of these statistics from one mutual fund to another, the Securities and Exchange Commission has developed guidelines for the calculation of these statistics. The Funds will calculate their performance data in accordance with these guidelines. The total return for a mutual fund represents the average annual compounded rate of return over a specified period of time that would equate the initial amount invested to the value of the investment at the end of the period of time. This is done by dividing the ending redeemable value of a hypothetical $1,000 initial payment by $1,000 and raising the quotient to a power equal to one divided by the number of years (or fractional portion thereof) covered by the computation and subtracting one from the result. This calculation can be expressed as follows:

            ERV  1/n
            T=[(------)-1]
                  P

            Where:      T=  average annual total return.

                      ERV= ending redeemable value at the end of the period covered by the computation of a hypothetical $1,000 payment made at the beginning of the period.

                        P=  hypothetical initial payment of $1,000.

                        n= period covered by the computation, expressed in terms of years.

      The Funds compute their aggregate total returns by determining the aggregate rates of return during specified periods that likewise equate the initial amount invested to the ending redeemable value of such investment. The formula for calculating aggregate total return is as follows:

                 ERV
            T=[(------)-1]
                  P

      The calculations of average annual total return and aggregate total return assume the reinvestment of all dividends and capital gain distributions on the reinvestment dates during the period. The ending redeemable value is determined by assuming complete redemption of the hypothetical investment and the deduction of all nonrecurring charges at the end of the period covered by the computations.

     A yield quotation is based upon a 30-day period and is computed by dividing the net investment income per share earned during a 30-day (or one month) period by the net asset value per share on the last day of the period and annualizing the result on a semi-annual basis by adding one to the quotient, raising the sum to the power of six, subtracting one from the result and then doubling the difference. A Fund's net investment income per share earned during the period is based on the average daily number of shares outstanding during the period entitled to receive dividends and includes dividends and interest earned during the period minus expenses accrued for the period, net of reimbursements.

     This calculation can be expressed as follows:

               a-b    6
     Yield=2[(----+1)  -1]
               cd

          Where: a=  dividends and interest earned during the period.

                 b=  expenses accrued for the period (net of reimbursements).

                 c= the average daily number of Units outstanding during the period that were entitled to receive dividends.

                 d=  net asset value per share on the last day of the period.

(AS OF 9/30/99) AVERAGE ANNUAL TOTAL RETURNS
                -----------------------------


--------------------------------------------------------------------------------
                           1 Year               5 Years             10 Years
                                                            (or since inception)
--------------------------------------------------------------------------------
Micro Cap Fund             37.73%                 N/A                27.79%
                                                                   (Inception:
--------------------------------------------------------------------------------
Small Cap Value            35.00%                 N/A                11.52%
Fund                                                               (Inception:
                                                                    12/17/97)
--------------------------------------------------------------------------------
Small Cap Growth           48.96%               15.83%               16.08%
Fund
--------------------------------------------------------------------------------
Core Growth Fund           27.28%               17.81%               15.03%
--------------------------------------------------------------------------------
Ultra Growth Fund          39.86%               16.96%               13.15%
--------------------------------------------------------------------------------
U.S. Treasury Fund         -10.65%               7.72%                7.51%
--------------------------------------------------------------------------------



FINANCIAL STATEMENTS

The Funds' financial statements and notes thereto appearing in the September 30, 1999 Annual Report and the report thereon of Arthur Andersen LLP, independent certified public accountants, appearing therein, are incorporated by reference in this Statement of Additional Information. The Funds will furnish, without charge, a copy of such Annual Report upon request. Requests may be made by calling the Funds at 1 (800) 551-1700, or writing to Wasatch Funds, 207 East Buffalo Street, Suite 315, Milwaukee, Wisconsin 53202-5712.